PROSPECTUS	June 3, 2003

(415) 398-8000
600 Montgomery Street  •  San Francisco, California 94111

        Permanent Portfolio Family of Funds, Inc. (the “Fund”) is a mutual fund that contains four separate “Portfolios,” each with its own separate investment policy. Investors may invest in any one or in any combination of the Portfolios. The Fund’s four Portfolios are:

        The Permanent Portfolio, which invests a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills and bonds.

        The Treasury Bill Portfolio, which invests in short-term U.S. Treasury bills and notes.

        The Versatile Bond Portfolio, which invests in a diversified portfolio of short-term (remaining maturity of twenty-four months or less) corporate bonds rated “A” or higher by Standard & Poor’s.

        The Aggressive Growth Portfolio, which invests in stocks and stock warrants of U.S. companies selected for high profit potential.

        The Fund is a no-load fund. Investors may purchase and redeem shares in any Portfolio directly with the Fund without payment of commission.

        This Prospectus is designed to provide you with information you should know before investing in any of the Fund’s Portfolios. You should read this entire document and retain it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK / RETURN SUMMARY	i

BAR CHART	iii

Permanent Portfolio	iii
Treasury Bill Portfolio	iv
Versatile Bond Portfolio	v
Aggressive Growth Portfolio	vi

PERFORMANCE TABLES	vii

EXPENSE TABLE	viii

SUMMARY OF OTHER FEATURES	ix

OPTIONAL SERVICES AND CHARGES	xi

FINANCIAL HIGHLIGHTS	1

Permanent Portfolio	1
Treasury Bill Portfolio	2
Versatile Bond Portfolio	3
Aggressive Growth Portfolio	4

OBJECTIVES AND POLICIES	5

Tax Planning	5
Dividends and Tax Planning	5

THE FOUR PORTFOLIOS	5

Permanent Portfolio	6
Treasury Bill Portfolio	7
Versatile Bond Portfolio	8
Aggressive Growth Portfolio	8
Risk Factors and Special Considerations	9

MANAGEMENT	12

Investment Adviser	12

CONSULTANTS	14

DISTRIBUTIONS AND TAXES	14

COMPUTATION OF NET ASSET VALUES	15

PURCHASE OF SHARES FROM THE FUND	16

REDEMPTION OF SHARES BY THE FUND	17

Written Redemption Requests	17
Telephone Redemption Requests	18
Redemption Limitations	18

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES	19

Automatic Investment Plan	19
Portfolio Exchange	19
Distribution Options	20
Systematic Withdrawal Plan	20
Individual Retirement Account Plan	20
Check Redemptions - Treasury Bill Portfolio and
Versatile Bond Portfolio Only	21
Limitations	21

SERVICE CHARGES	21

DISTRIBUTION OF SHARES	22

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	22

REPORTS	22

Advertising	22

RISK / RETURN SUMMARY

        This Summary describes the features of an investment in the Fund. Please read the entire Prospectus for more complete information before you invest.

Investment Objectives, Principal Strategies and Risks

        The Fund is a no-load, diversified management investment company consisting of four Portfolios: Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Each of the Fund’s four Portfolios has a separate investment policy and separate investment objectives or goals. Each Portfolio follows the strategy of undertaking, where practicable, to minimize or defer the recognition of taxable income by its shareholders.

        There is, of course, no assurance that any Portfolio will achieve its objective. Loss of money is a risk of investing in the Fund, especially in the case of the Aggressive Growth Portfolio. In addition, please see “Risk Factors and Special Considerations” for a description of the investments held by each Portfolio and the risks that would attend an isolated purchase of any one of those investments.

        Permanent Portfolio

        The objective of the Fund’s Permanent Portfolio is to preserve and increase the purchasing power value of its shares over the long term. Its strategy is to invest a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills and bonds. To maintain the Portfolio’s Target Percentages, the Permanent Portfolio invests in gold and silver bullion and bullion-type coins, Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity, stocks of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals, stock warrants and stocks of U.S. companies that are expected to have a higher price volatility than the stock market as a whole, and short-term U.S. Treasury securities and corporate bonds rated “A” or higher by Standard & Poor’s and having a remaining maturity of twenty-four months or less. The Permanent Portfolio may invest in shares of companies of small or mid-capitalization, however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange.

        Prices of gold, silver, stocks and stock warrants are subject to market risk and have experienced wide fluctuations from time to time. The Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. While Switzerland has historically been a politically stable nation, Swiss government bonds are subject to some risk of default and their credit quality is not rated by U.S. rating agencies. Stocks of real estate and natural resource companies are particularly subject to irregular price fluctuations due to the nature of the assets owned by the companies. Volatile stocks are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. Companies with smaller capitalization tend to rely on fewer product lines and smaller customer bases than larger companies. Accordingly, the prices of the stocks in such companies can be expected to be more volatile and influenced more by changes in the economy as a whole. Many foreign stock markets are not as developed or efficient as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. companies. In addition, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers, banks and listed companies than in the United States. Prices of U.S. Treasury bills and bonds and short-term corporate bonds are also subject to market risk and decrease when prevailing interest rates rise. Short-term corporate bonds rated “A” or higher by Standard & Poor’s are also subject to some risk of default. Viewed in isolation, some of the assets of the Permanent Portfolio, such as gold, stock warrants and long-term bonds would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        Even if the Permanent Portfolio does achieve its objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, since investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee.

        Treasury Bill Portfolio

        The objective of the Fund’s Treasury Bill Portfolio is to earn high current income for the Portfolio, consistent with safety and liquidity of principal. Its strategy is to invest at least 80% of its assets in short-term U.S. Treasury bills and notes. It also invests in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio, unlike most money market funds (which distribute their investment income daily and maintain a constant net asset value per share), follows a dividend policy that permits (but does not assure) its net asset value per share to rise. An investment in the Treasury Bill Portfolio is subject to the risk of market changes in prices and yields of short-term U.S. Treasury securities. Prices of short-term U.S. Treasury securities like those that the Portfolio invests in go down when prevailing interest rates rise.

        Versatile Bond Portfolio

        The objective of the Fund’s Versatile Bond Portfolio is to earn high current income for the Portfolio, while limiting risk to principal. Its strategy is to invest at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s and having a remaining maturity of twenty-four months or less. Unlike most short-term bond funds that pay out dividends periodically, the Versatile Bond Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise. An investment in the Versatile Bond Portfolio is subject to the risk of market changes in prices and yields of short-term corporate bonds. Prices of short-term corporate bonds go down when prevailing interest rates rise. Such price changes generally are smaller than changes in the prices of long-term corporate, municipal or U.S. Treasury bonds. Also, corporate bonds generally are not guaranteed by any government agency and are subject to the risk of default.

        Aggressive Growth Portfolio

        The objective of the Fund’s Aggressive Growth Portfolio is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares. Its strategy is to invest in stocks and stock warrants of U.S. companies selected by the Investment Adviser for high profit potential. The Aggressive Growth Portfolio may invest in shares of companies of small or mid-capitalization, however, at least 60% of its assets will ordinarily be invested in securities listed on the New York Stock Exchange. The Investment Adviser seeks to select stocks that are expected to have higher price volatility than the stock market as a whole, including stocks of companies in high technology industries, companies developing or exploiting new products or services and companies whose shares are valued primarily for potential growth in earnings, dividends or asset values. Such investments, particularly those in high technology industries, are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. In addition, companies with smaller capitalization tend to rely on fewer product lines and smaller customer bases than larger companies. Accordingly, the prices of the stocks in such companies can be expected to be more volatile and influenced more by changes in the economy as a whole.

BAR CHART

Permanent Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Permanent Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2002 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Permanent Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Permanent Portfolio’s highest return during one calendar quarter was 7.86% (quarter ending September 30, 1997) and its lowest return during one calendar quarter was -3.18% (quarter ending March 31, 1997). The Permanent Portfolio’s year-to-date return through the latest calendar quarter was -.58% (quarter ending March 31, 2003).

BAR CHART

Treasury Bill Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Treasury Bill Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2002 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Treasury Bill Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Treasury Bill Portfolio’s highest return during one calendar quarter was 1.35% (quarter ending December 31, 2000) and its lowest return during one calendar quarter was ..09% (quarter ending December 31, 2002). The Treasury Bill Portfolio’s year-to-date return through the latest calendar quarter was .12% (quarter ending March 31, 2003).

BAR CHART

Versatile Bond Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Versatile Bond Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2002 compare to the performance of the Citigroup AAA/AA 1-3 Year Corporate Index, a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Versatile Bond Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Versatile Bond Portfolio’s highest return during one calendar quarter was 2.60% (quarter ending September 30, 2001) and its lowest return during one calendar quarter was -.64% (quarter ending March 31, 2002). The Versatile Bond Portfolio’s year-to-date return through the latest calendar quarter was .48% (quarter ending March 31, 2003).

BAR CHART

Aggressive Growth Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2002 compare to the performance of the Dow Jones Industrial Average. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Aggressive Growth Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Aggressive Growth Portfolio’s highest return during one calendar quarter was 27.47% (quarter ending December 31, 1998) and its lowest return during one calendar quarter was -21.40% (quarter ending September 30, 2002). The Aggressive Growth Portfolio’s year-to-date return through the latest calendar quarter was -3.19% (quarter ending March 31, 2003).

PERFORMANCE TABLES

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2002)

	Past 1 Year	Past 5 Years	Past 10 Years

PERMANENT PORTFOLIO

Return Before Taxes	14.32%	5.58%	6.17%
Return After Taxes on Distributions	13.62%	4.59%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	8.98%	4.23%	4.76%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	1.70%	4.30%	4.50%

TREASURY BILL PORTFOLIO

Return Before Taxes	.49%	3.20%	3.45%
Return After Taxes on Distributions	(.34)%	1.83%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	.30%	1.89%	2.16%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	1.70%	4.30%	4.50%

VERSATILE BOND PORTFOLIO

Return Before Taxes	3.08%	4.71%	4.70%
Return After Taxes on Distributions	1.96%	3.16%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.88%	3.01%	3.14%

Citigroup AAA/AA 1-3 Year Corporate Index (2)(4)	3.11%	5.23%	5.56%

AGGRESSIVE GROWTH PORTFOLIO

Return Before Taxes	(24.72)%	2.75%	10.98%
Return After Taxes on Distributions	(24.72)%	2.36%	10.44%
Return After Taxes on Distributions and Sale of Fund Shares	(15.05)%	2.31%	9.35%

Dow Jones Industrial Average (2)(5)	(17.80)%	2.13%	11.59%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from that shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Returns reflect reinvested interest and dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. Government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the Index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

(4)	The Citigroup AAA/AA 1-3 Year Corporate Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. Prior to April 7, 2003, the Index was known as the Salomon Smith Barney AAA/AA 1-3 Year Corporate Index.

(5)	The Dow Jones Industrial Average is an average of the stock prices of 30 large companies and represents a widely recognized unmanaged portfolio of common stocks.

EXPENSE TABLE

The table below briefly describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
One-time account start-up fee	$35.00
Optional services:
Exchange fee (by telephone)	$ 5.00 per exchange
Check redemptions (Treasury Bill Portfolio
and Versatile Bond Portfolio only)	$ 1.00 per check
Bank-to-bank wire transfer	$15.00 per wire
Overnight delivery	$15.00 per delivery

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Management fees(1)	1.19%	1.19%	1.19%	1.19%
Other expenses
Other operating expenses	.19%	.25%	.25%	.18%

Total other expenses	.19%	.25%	.25%	.18%

Total operating expenses	1.38%	1.44%	1.44%	1.37%

(1)	For at least through the end of calendar year 2003, the Investment Adviser intends voluntarily to waive portions of the investment advisory (management) fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. Accordingly, after fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio would actually be .69% and .81%, respectively, instead of 1.19%, and total operating expenses would be .94% and 1.06%, respectively. The Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

1 Year	$ 175	$ 181	$ 181	$ 174
3 Years	$ 471	$ 489	$ 489	$ 468
5 Years	$ 788	$ 819	$ 819	$ 783
10 Years	$ 1,687	$ 1,754	$ 1,754	$ 1,676

SUMMARY OF OTHER FEATURES

Other major features of the Fund include:

  Dividends and capital gain distributions (if any) paid annually.
  Tax planning at the Fund level to minimize or defer, where practicable, the recognition of taxable income or gains by its shareholders.
  IRA Plan.
  $1,000 minimum initial investment in any Portfolio.
  $100 minimum additional investment in any Portfolio.
  No redemption or commission charge to redeem shares directly with the Fund.

Investment and Tax Planning

        The Fund was designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment policy, and each Portfolio may be purchased through an IRA Plan sponsored by the Fund.

        Each Portfolio, to the extent consistent with its investment objectives, arranges its investments to favor opportunities for appreciation and holds appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its investment income to its shareholders as per-share dividends only once a year and only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, thereby avoiding corporate federal income tax. (If a Portfolio were to distribute less than the minimum amount required for any year, which the Fund considers unlikely, it would become subject to federal income tax for that year.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income. In the case of shares that pass to a shareholder’s estate, this dividend policy may eliminate income tax on a portion of the shareholder’s total return, due to a federal income tax provision which generally treats property acquired from a decedent as having a tax basis equal to its fair market value at the date of death.

        For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Objectives and Policies,” “The Four Portfolios” and “Distributions and Taxes.”

Investing in the Fund

        Investors may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio in which you invest), together with a Shareholder Account Application, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201; please see “Purchase of Shares from the Fund.” Eligible investors may invest through the Fund’s IRA Plan. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s automatic reinvestment feature. See “Shareholder Account Services and Privileges - Distribution Options.”

Redemption of Shares

        A shareholder may voluntarily redeem any or all of the shares he has purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Transfer Agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares by the Fund - Telephone Redemption Requests.” The cash proceeds of a telephone redemption will be sent to the shareholder’s individual bank account, either by check (via first class mail), by Electronic Funds Transfer (“EFT”), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Treasury Bill Portfolio and in the Versatile Bond Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Plan whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves a limited right to redeem shares in the Permanent Portfolio in kind; see “Risk Factors and Special Considerations - Target Percentages and In-Kind Redemptions.”

        Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Exchange. See “Shareholder Account Services and Privileges - Portfolio Exchange.”

Computation of Net Asset Values

        The Fund calculates net asset values for each Portfolio each business day at the close of business of the New York Stock Exchange. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is received.

Consultants

        The Fund and the Investment Adviser have retained Harry Browne and Douglas Casey as consultants at the expense of the Investment Adviser. The consultants are available to the Fund’s officers and Investment Adviser for discussion on general economic conditions and other matters; they do not advise the Fund or the Investment Adviser on the selection of specific investments.

Transfer Agent

        The Fund has retained U.S. Bancorp Fund Services, LLC as its transfer agent. The Fund’s management believes that the Transfer Agent is well qualified to provide shareholders with service that is timely, accurate and efficient. You may contact the Transfer Agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900, or by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

Shareholder Services Office

        The Shareholder Services Office is made available by the Investment Adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, Statement of Additional Information (“SAI”), Annual and/or Semi-Annual Report, Shareholder Account Application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to the Shareholder Services Office, P.O. Box 5847, Austin, Texas 78763 (Fax (254) 527-3406).

        After you have read the Prospectus, please contact the Shareholder Services Office if you have any questions about the policies or objectives of any of the Fund’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

OPTIONAL SERVICES AND CHARGES

Automatic investment plan	No charge.

Portfolio exchange
By telephone	$5.00 per exchange;
no limit to the number or frequency of exchanges.
In writing	No charge;
no limit to the number or frequency of exchanges.

Automatic reinvestment	No charge.

Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.

Electronic funds transfer (EFT)	No charge.

Check redemptions	$1.00 per check;
(Treasury Bill Portfolio and	no minimum check size;
Versatile Bond Portfolio only)	no limit to the number of check redemptions.

Bank-to-bank wire transfer	$15.00 per wire.

Systematic withdrawal plan	No charge.

Overnight delivery	$15.00 per delivery.

Assistance from Shareholder Services Office at (800) 531-5142	No charge.

FINANCIAL HIGHLIGHTS

        These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial highlights in the Fund’s financial statements and has been audited for the year ended January 31, 1999 by other auditors, and for each of the years in the four-year period ended January 31, 2003, by Tait, Weller & Baker, independent auditors, whose report dated March 7, 2003, except as to Note 9, which is as of March 28, 2003, along with the Fund’s financial statements, are included in the Fund’s Annual Report. The report of the other auditors, dated March 12, 1999, and the report of Tait, Weller & Baker, each contain an explanatory paragraph that states that the Securities and Exchange Commission is involved in public administrative and cease-and-desist proceedings against the Fund’s former investment adviser and two of the Fund’s former directors and officers. See “Risk Factors and Special Considerations - Regulatory matters.” This Annual Report is available without charge from the Shareholder Services Office.

                                                  ---------------------------------------------------------------------
                                                                         Permanent Portfolio
                                                  ---------------------------------------------------------------------
                                                                        Year ended January 31
                                                  ---------------------------------------------------------------------
                                                      2003            2002           2001         2000          1999
                                                  -----------     -----------    -----------  -----------   -----------

Net asset value, beginning of year                 $   18.59       $   18.29      $   17.44    $   18.71     $   19.08
                                                   ---------       ---------      ---------    ---------     ---------
  Income (loss) from investment operations:
    Net investment income (1)(2) .............           .28             .27            .46          .43           .47
    Net realized and unrealized gain (loss)
      on investments and foreign
      currencies .............................          2.47             .47           1.07         (.64)           --
                                                   ---------       ---------      ---------    ---------     ---------
      Total income (loss) from
        investment operations                           2.75             .74           1.53         (.21)          .47

  Less distributions from:
    Net investment income  ...................          (.19)           (.27)          (.16)        (.29)         (.20)
    Net realized gain on investments (3) .....          (.26)           (.17)          (.52)        (.77)         (.64)
                                                   ---------       ---------      ---------    ---------     ---------
      Total distributions                               (.45)           (.44)          (.68)       (1.06)         (.84)
                                                   ---------       ---------      ---------    ---------     ---------

Net asset value, end of year                       $   20.89       $   18.59      $   18.29    $   17.44     $   18.71
                                                   =========       =========      =========    =========     =========

Total return (4) .............................        14.90%           4.08%          8.91%      (1.11)%         2.48%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  78,674       $  52,078      $  53,792    $  56,773     $  66,855
                                                   =========       =========      =========    =========     =========

  Ratio of expenses to average net assets ....         1.34%           1.46%          1.41%        1.47%         1.43%
  Ratio of net investment income
    to average net assets (2).................         1.42%           1.44%          2.57%        2.39%         2.48%
  Portfolio turnover rate ....................         1.06%           1.07%          7.60%       23.75%        14.05%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	The change in accounting described in Note 1 to the Fund’s financial statements had the effect of decreasing net investment income per share and the ratio of net investment income to average net assets by $.17 and .96%, respectively, during the year ended January 31, 2002.
(3)	Capital gain distribution pursuant to Section 852(b)(3) of the Internal Revenue Code.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                  -------------------------------------------------------------------
                                                                       Treasury Bill Portfolio
                                                  -------------------------------------------------------------------
                                                                        Year ended January 31
                                                  -------------------------------------------------------------------
                                                      2003           2002         2001          2000          1999
                                                  -----------    -----------  -----------   -----------   -----------

Net asset value, beginning of year                 $   67.69     $   68.94     $   67.88     $   67.97     $   67.56
                                                   ---------     ---------     ---------     ---------     ---------
  Income from investment operations:
    Net investment income (1)(2) .............           .40          1.75          3.32          2.51          2.72
    Net realized and unrealized gain (loss)
      on investments (3) .....................          (.07)          .04           .12          (.01)          .03
                                                   ---------     ---------     ---------     ---------     ---------
      Total income from investment operations            .33          1.79          3.44          2.50          2.75

  Less distributions from:
    Net investment income ....................         (1.44)        (3.04)        (2.38)        (2.59)        (2.34)
                                                   ---------     ---------     ---------     ---------     ---------
      Total distributions                              (1.44)        (3.04)        (2.38)        (2.59)        (2.34)
                                                   ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                       $   66.58     $   67.69     $   68.94     $   67.88     $   67.97
                                                   =========     =========     =========     =========     =========

Total return (4) .............................          .49%         2.60%         5.10%         3.70%         4.09%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  66,516     $  71,202     $  75,640     $  81,059     $  93,095
                                                   =========     =========     =========     =========     =========

  Ratio of expenses to average net assets (2).          .90%         1.01%         1.01%         1.02%          .96%
  Ratio of net investment income
    to average net assets  ...................          .60%         2.56%         4.86%         3.70%         4.01%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of advisory fees, the ratio of expenses to average net assets was reduced by .50% for the year ended January 31, 2003 and .50%, .50%, .50% and .50% for the years ended January 31, 2002, 2001, 2000 and 1999, respectively. Without this waiver, the net investment income per share would have been $.07 for the year ended January 31, 2003 and $1.16, $2.86, $2.01 and $2.24 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                  -------------------------------------------------------------------
                                                                        Versatile Bond Portfolio
                                                  -------------------------------------------------------------------
                                                                         Year ended January 31
                                                  -------------------------------------------------------------------
                                                      2003          2002          2001          2000          1999
                                                  -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                 $   60.38     $   59.67     $   58.38     $   58.83     $   58.58
                                                   ---------     ---------     ---------     ---------     ---------

  Income from investment operations:
    Net investment income (1)(2) .............          1.53          2.38          2.82          2.44          2.77
    Net realized and unrealized gain (loss)
      on investments (3) .....................           .65           .85          1.00          (.58)         (.08)
                                                   ---------     ---------     ---------     ---------     ---------
      Total income from investment operations           2.18          3.23          3.82          1.86          2.69

  Less distributions from:
    Net investment income ....................         (1.74)        (2.52)        (2.53)        (2.31)        (2.44)
                                                   ---------     ---------     ---------     ---------     ---------
      Total distributions                              (1.74)        (2.52)        (2.53)        (2.31)        (2.44)
                                                   ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                       $   60.82     $   60.38     $   59.67     $   58.38     $   58.83
                                                   =========     =========     =========     =========     =========

Total return (4) .............................         3.62%         5.41%         6.58%         3.18%         4.61%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  20,891     $  26,032     $  20,394     $  18,065     $  24,377
                                                   =========     =========     =========     =========     =========

  Ratio of expenses to average net assets (2).         1.02%         1.11%         1.02%         1.01%         1.08%
  Ratio of net investment income
    to average net assets ....................         2.52%         3.97%         4.78%         4.16%         4.72%
  Portfolio turnover rate ....................        69.58%       107.36%        96.36%        59.52%        68.21%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of advisory fees, the ratio of expenses to average net assets was reduced by .37% for the year ended January 31, 2003 and .38, .38%, .37% and .37% for the years ended January 31, 2002, 2001, 2000 and 1999, respectively. Without this waiver, the net investment income per share would have been $1.16 for the year ended January 31, 2003 and $2.05, $2.52, $2.14 and $2.48 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                  -------------------------------------------------------------------
                                                                       Aggressive Growth Portfolio
                                                  -------------------------------------------------------------------
                                                                          Year ended January 31
                                                  -------------------------------------------------------------------
                                                      2003          2002          2001          2000          1999
                                                  -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                 $   78.69     $   83.76     $   83.61     $   69.13     $   56.24
                                                   ---------     ---------     ---------     ---------     ---------

  Income (loss) from investment operations:
    Net investment loss(1) ...................          (.44)         (.65)         (.65)         (.78)         (.41)
    Net realized and unrealized gain (loss)
      on investments  ........................        (20.11)        (4.10)         8.21         15.26         13.30
                                                   ---------     ---------     ---------     ---------     ---------
      Total income (loss) from investment
        operations                                    (20.55)        (4.75)         7.56         14.48         12.89

  Less distributions from:
    Net realized gain on investments (2) .....            --          (.32)        (7.41)           --            --
                                                   ---------     ---------     ---------     ---------     ---------
      Total distributions                                 --          (.32)        (7.41)           --            --
                                                   ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                       $   58.14     $   78.69     $   83.76     $   83.61     $   69.13
                                                   =========     =========     =========     =========     =========

Total return (3) .............................       (26.12)%      (5.67)%        10.05%        20.95%        22.92%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  18,607     $  23,919     $  25,601     $  23,938     $  21,764
                                                   =========     =========     =========     =========     =========

  Ratio of expenses to average net assets ....         1.33%         1.41%         1.33%         1.73%         1.39%
  Ratio of net investment loss to
    average net assets .......................        (.64)%        (.80)%        (.78)%       (1.02)%        (.65)%
  Portfolio turnover rate ....................         4.92%         5.23%         5.62%         9.38%         2.73%

(1)	Net investment loss is based on average net assets per share outstanding during the year.
(2)	Capital gain distribution pursuant to Section 852(b)(3) of the Internal Revenue Code.
(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

OBJECTIVES AND POLICIES

        Each of the Fund’s Portfolios has its own objectives and policies, as explained below. The Fund itself is designed to provide its shareholders with a flexible tool for their investing and tax planning. (Investors should note that the Fund neither intends nor attempts to engage in separate tax planning for individual shareholders).

        To further its shareholders’ individual investment programs, the Fund includes four separate and distinct Portfolios, each with its own investment policy. A shareholder may select a Portfolio or Portfolios in accordance with his own financial objectives, and he may exchange all or a portion of his investment(s) from one Portfolio to another whenever he wishes.

Tax Planning

        To further its shareholders’ tax-planning, the Fund sponsors an IRA Plan, and the Fund’s four Portfolios have adopted policies which operate generally by deferring (but not eliminating) federal income tax with the intent of reducing the tax burden to the shareholders of any realized income or capital gains earned by the Fund. There is no assurance that such policies will be successful, nor is it possible to predict the extent to which a shareholder’s tax burden would be reduced by a successful application of the policies.

        Each of the Fund’s Portfolios, to the extent consistent with its investment objectives, follows a policy of holding appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of capital gains, which for shareholders in the maximum federal tax bracket, may be less heavily taxed than ordinary income dividends. Any Portfolio may sell investments that have declined in value for the purpose of offsetting taxable gain on investments that have appreciated in value.

        Each Portfolio also attempts, in furtherance of its objectives, to manage its investments in order to reduce its net taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio or its shareholders. See “Distributions and Taxes.”

Dividends and Tax Planning

        Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as per-share dividends only once a year and only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, thereby avoiding corporate federal income tax. Under current provisions of the Internal Revenue Code, the Fund is required to pay as dividends 90% of its net investment company taxable income. Each Portfolio treats as per-share dividends paid the amounts of its taxable net investment income distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of its dividends that are distributed to shareholders who have not redeemed their shares.

        Each Portfolio has paid and will likely continue to pay a federal excise tax of 4% on its undistributed income and capital gains, if any. The federal excise tax reduces the benefit of distributing less than 100% of the Fund’s net investment income. Such undistributed amounts are retained by the Portfolio and reinvested to earn further income and gains. See “Distributions and Taxes.” To the extent that a Portfolio successfully executes it’s policy, the tax liability of a long-term shareholder or a shareholder who holds shares in the Portfolio on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

THE FOUR PORTFOLIOS

        Each of the Fund’s four Portfolios has its own pool of assets, and each Portfolio has adopted its own investment policy.

        Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Permanent Portfolio. Investors who wish to invest all or a portion of their capital in a way that seeks to provide a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two) and stability of principal should consider purchasing shares in the Treasury Bill Portfolio. Investors who wish to invest all or a portion of their capital for the high current return that can be earned on high-grade, short-term, corporate bonds while limiting risk to principal should consider purchasing shares in the Versatile Bond Portfolio. Investors who wish to invest a portion of their capital to achieve high (greater than for the stock market as a whole), long-term appreciation should consider purchasing shares in the Aggressive Growth Portfolio.

        Investors may exchange all or a portion of their investment in the Fund from one Portfolio to another at any time.

        Except as indicated otherwise, the investment policies and objectives of each Portfolio, as described below, are fundamental. A Portfolio’s fundamental investment policy or objective can be changed only by a vote of a majority of the Portfolio’s outstanding shares.

Permanent Portfolio

        The objective of the Permanent Portfolio is to preserve and increase the “purchasing power” value of its shares over the long term. This goal would require the price of shares in the Permanent Portfolio to rise at a rate equal to or greater than the rate of general price inflation (or, in the event of a deflation in the economy, it would require the price of shares in the Permanent Portfolio to resist the decline in the general level of prices). If the Permanent Portfolio succeeds in meeting its objective, the amount of goods and services that can be purchased with an amount of money equivalent to a share in the Permanent Portfolio will hold steady (over the long term), or rise, and would do so regardless of the course of inflation.

        Investors should note that even if the Permanent Portfolio does achieve its objective over the long term, it may suffer substantial short-term losses from time to time, since investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee.

        The investment policy of the Permanent Portfolio reflects the opinion of its Investment Adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, whose goals include the preservation of purchasing power, should not depend on forecasts. Instead, it should acknowledge a broad range of economic possibilities and, in order to preserve purchasing power over the long term, should incorporate investments for each of them. For a further discussion of the investment strategy of the Permanent Portfolio, see “Objectives and Policies - Investment Strategy - Permanent Portfolio” in the Fund’s SAI.

        In pursuit of its objective of preserving and increasing the purchasing power value of its shares, the Permanent Portfolio, as its fundamental investment policy, invests a fixed “Target Percentage” of its net assets in each of the following categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

        The Fund will not alter the Permanent Portfolio’s Target Percentages or change the composition of its investment categories without prior authorization by the Portfolio’s shareholders. The Permanent Portfolio will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds 1/10th of the Target Percentage. The Investment Adviser does not attempt to anticipate short-term changes in the general price level of any investment category. Please see the SAI under “Objectives and Policies - Investment Categories” for a discussion of how each investment category works to achieve the Permanent Portfolio’s objectives, and under “Objectives and Policies - Strategic Portfolio Adjustments” for a discussion of those circumstances that might occasion a delay in portfolio adjustments.

        The Permanent Portfolio’s “Gold” holdings consist of gold bullion and bullion-type coins such as, for example, American Eagle gold coins and Canadian Maple Leaf gold coins.

        The Permanent Portfolio’s “Silver” holdings consist of silver bullion and bullion-type coins.

        The Permanent Portfolio’s “Swiss franc assets” consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland.

        The Permanent Portfolio’s “Stocks of U.S. and foreign real estate and natural resource companies” consist of stocks of companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals).

        The Permanent Portfolio’s “Aggressive growth stocks” include stock warrants and stocks of U.S. companies that are more volatile than the stock market as a whole, and consist of the same types of investments in which the Aggressive Growth Portfolio may invest. See “The Four Portfolios - Aggressive Growth Portfolio.”

        The Permanent Portfolio’s “Dollar assets” include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. Government agencies, high-grade, short-term, corporate bonds and banker’s acceptances which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years and corporate bonds so denominated have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less.

        The assets in each of the Permanent Portfolio’s investment categories are subject to certain risks. See “Risk Factors and Special Considerations” below for a discussion of the principal risks. See, also, “Objectives and Policies - Investment Categories” in the SAI for a discussion of other risks.

        Viewed in isolation, some of the Permanent Portfolio’s assets, such as gold and stock warrants, would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        It is the Permanent Portfolio’s policy to arrange its investments, whenever feasible in keeping within the Permanent Portfolio’s Target Percentages, to reduce the Portfolio’s net taxable income and to favor opportunities for asset appreciation. To the extent that this policy is successfully executed, the Permanent Portfolio’s net asset value per share will be greater than it would have been otherwise (since the amount of distributions to shareholders will be less), and the federal income tax liability incurred by shareholders will be reduced accordingly.

        The Permanent Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended generally to defer (not eliminate) the payment of federal income tax. The operation of this deferral may lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.”

Treasury Bill Portfolio

        The objective of the Treasury Bill Portfolio is to earn high current income for the Portfolio, consistent with safety and liquidity of principal.

        The Treasury Bill Portfolio, as its fundamental investment policy, invests exclusively in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of U.S. Treasury bills and notes. The balance of the assets may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The dollar weighted average length to maturity of the Portfolio’s investments will not exceed ninety days.

        The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, thereby avoiding corporate federal income tax. The Portfolio reduces the amount of its per-share dividends to the extent its taxable net investment income is distributed in the form of redemption proceeds. (The Treasury Bill Portfolio’s dividend policy differs from the dividend policies of most money market funds in this respect.) The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder or a shareholder who holds shares on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

        An investment in the Treasury Bill Portfolio should be considered for the portion of an investor’s capital for which the investor wishes to provide stability of principal while earning a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two). An investor may desire such protection because he is uncertain about the future course of investment prices, because he expects investment prices in general to decline, because he wishes to make greater allowance for the possibility of economic deflation than does the Permanent Portfolio, or because he wishes to invest temporarily in a pool of liquid, short-term securities with a low degree of risk.

Versatile Bond Portfolio

        The objective of the Versatile Bond Portfolio is to earn high current income for the Portfolio, while limiting risk to principal. The Portfolio was designed to provide its shareholders with a versatile instrument for their investment and tax planning and may be suitable for investors in a variety of circumstances.

        The Versatile Bond Portfolio invests in high-grade, short-term corporate bonds selected by the Investment Adviser for their ability to earn high current income and for their ability to protect principal. As a fundamental policy, at least 80% of the Portfolio’s assets will consist of such bonds.

        In order to limit risk to principal arising from defaults by corporate bond issuers, the Versatile Bond Portfolio invests only in bonds that have earned a rating of “A” or higher by Standard & Poor’s and which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. “AAA,” “AA” and “A” are the three highest of Standard & Poor’s eleven bond rating categories and mean respectively that, in the judgment of Standard & Poor’s, a bond’s capacity to pay interest and repay principal is “extremely strong,” “very strong” or “strong.” The Portfolio does not invest in so-called “junk bonds.” The Portfolio further reduces risk by diversifying so that ordinarily no more than 5% of the value of its assets is invested in the bonds of any one issuer and no more than 25% is invested in the bonds of issuers in any one industry.

        The Portfolio purchases only bonds with remaining maturities of twenty-four months or less, in order to limit risk to principal arising from changes in open-market interest rates. Prices of such short-term bonds tend to be much more stable than prices of long-term corporate, municipal or U.S. Treasury bonds.

        The Versatile Bond Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended to lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.” Even though the Versatile Bond Portfolio invests in short-term corporate bonds having little potential for appreciation, the Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise.

        An investment in the Versatile Bond Portfolio should be considered for the portion of an investor’s capital that he wishes to protect from risk of substantial loss while earning a higher current return than available in United States Treasury securities (which may be in the form of dividends, increases in net asset value per share, or some combination of the two). The Versatile Bond Portfolio may be especially suitable for an investor who wishes to defer federal income tax liability for a portion of his return on an investment with high current income.

Aggressive Growth Portfolio

        The objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market), long-term appreciation in the value of the Portfolio’s shares. The performance of the stock market is reflected in indices, which include for example, the Dow Jones Industrial Average and the Standard & Poor’s 500 Stock Index.

        The Aggressive Growth Portfolio, as its fundamental policy, invests exclusively in stocks and stock warrants of U.S. companies selected for high profit potential. The price volatility of such investments is expected by the Investment Adviser to be greater than the price volatility of the U.S. stock market as a whole. Such investments may include stocks of companies in high technology industries, companies exploiting or developing new products or services, and companies whose stock is valued primarily for appreciation potential rather than current income. Stocks may be selected for purchase by the Aggressive Growth Portfolio because they have a history of high volatility or because the companies involved have above-average growth in income, profits or sales. The Aggressive Growth Portfolio intends that, at any one time, it will hold stocks from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of both large and small companies. The Aggressive Growth Portfolio also purchases stock warrants, which are long-term options to purchase shares of stock at a fixed price.

        Ordinarily at least 60% of the Aggressive Growth Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on the American Stock Exchange or other domestic stock exchange or traded in the over-the-counter market.

        The Aggressive Growth Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily do not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Investment Adviser.

        The Aggressive Growth Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended to lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.”

        An investment in the Aggressive Growth Portfolio should be considered for the portion of an investor’s capital for which the investor seeks long-term appreciation. Investors should note that, while stocks owned by the Aggressive Growth Portfolio are expected by the Investment Adviser to appreciate in value more rapidly than the stock market, they also are subject to greater risk, especially during periods when the prices of U.S. stock market investments in general are declining.

Risk Factors and Special Considerations

        Investors should review carefully the risks, significant features and other special considerations associated with an investment in the Fund.

        Gold. Gold generates no interest or dividends, offering only the potential for price appreciation. The performance of the Permanent Portfolio will be affected by changes in the price of gold. A decline in the price of gold would tend to reduce the net asset value of shares in the Permanent Portfolio, although in some instances this tendency could be offset by increases in the price of other investments held by the Permanent Portfolio.

        The market for gold is worldwide. The price of gold is subject to the risk that in any country, inflation or the public’s expectation of inflation will decline. The price of gold also can be depressed by large-scale sales of the metal by the U.S. or foreign governments, by other official bodies, or by private parties; by adverse economic conditions in countries where gold is held by the general public; and by governmental prohibitions or restrictions on the private ownership of gold.

        The price of gold has been subject to volatile fluctuations from time to time.

        Silver. The performance of the Permanent Portfolio will be affected by changes in the price of silver.

        Silver is subject to risks similar to those of gold and has shown even greater price volatility than gold. In addition, because of the substantial but variable demand for silver by industrial users, the price of silver is likely to decline in the event of any actual or anticipated decline in the general level of worldwide economic activity.

        Real estate and natural resource company stocks. The performance of the Permanent Portfolio will be affected by changes in the prices of real estate and natural resource company stocks.

        The stocks of real estate and natural resource companies are particularly subject to irregular price fluctuations due to the nature of the assets owned by the companies. Any decline in the general level of prices of oil or real estate would be expected to have an adverse impact on these stocks. The Fund’s management believes that the prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions, and that such stocks may be particularly profitable during periods of rising inflation.

        Aggressive growth stocks. The Permanent Portfolio’s investments in this category, and all of the Aggressive Growth Portfolio’s investments, are selected for high profit potential. Such issues tend to appreciate more than the stock market as a whole during periods when stock prices in general are rising, and tend to decline in value more than the stock market as a whole during periods when stock prices in general are falling. In addition, those Portfolios might invest in companies with smaller capitalization, which tend to rely on fewer product lines and smaller customer bases than larger companies. The prices of the stocks in such companies therefore can be expected to be more volatile and influenced more by changes in the economy as a whole.

        U.S. Treasury bills and bonds. The performance of the Permanent Portfolio and the Treasury Bill Portfolio will be affected by changes in the prices and yields of U.S. Treasury securities.

        Although U.S. Treasury bonds are widely considered to be free of any risk of default, their open-market prices are affected by changes in the general level of interest rates. Prices of existing U.S. Treasury securities tend to rise when interest rates are falling, and tend to fall when interest rates are rising. Price fluctuations of long-term U.S. Treasury bonds, such as the bonds held by the Permanent Portfolio, can be as extensive as the price fluctuations of common stocks.

        Prices of U.S. Treasury bills and other short-term U.S. Treasury securities, including those held by the Treasury Bill Portfolio, also fluctuate in response to changes in interest rates. However, such fluctuations ordinarily are minimal compared to other interest bearing instruments.

        Short-term bonds. The short-term corporate bonds in which the Versatile Bond Portfolio and the Permanent Portfolio may invest are not guaranteed by the U.S. government or any government agency and hence are subject to some risk of default. The Versatile Bond Portfolio protects against the risk of default (but does not eliminate it entirely) by diversifying its holdings and by investing only in bonds with remaining maturities of twenty-four months or less and that are rated “A,” “AA” or “AAA” by Standard & Poor’s. An “A” rating by Standard & Poor’s means that the bond has strong capacity to pay interest and principal but is not as strongly protected against the adverse effects of changes in circumstances and economic conditions as bonds rated “AA” or “AAA.” As an additional protection, the Portfolio invests only in bonds that, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. Open-market prices of short-term corporate bonds are affected by changes in the general level of interest rates; such price fluctuations are small in comparison with changes in prices of long-term corporate, municipal or U.S. Treasury bonds. Corporate bonds also may be subject to downward changes in their ratings by Standard & Poor’s and to “call,” or early repayment, at the option of the issuer. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder.

        Foreign investments. The Permanent Portfolio may own investments issued by foreign banks and governments and may own stock in foreign companies or investments held outside the United States.

        Stock in foreign companies may be held in the form of American Depository Receipts (“ADRs”). ADRs are certificates issued by a U.S. bank that represent the right to receive securities of a foreign company deposited in the same bank or in its correspondent bank. In addition, the Fund may direct its Custodian to leave gold, silver, Swiss franc assets and other investments in the custody of qualified foreign sub-custodians. The Fund may hold gold and silver bullion in the form of claim accounts with foreign banks.

        In many foreign markets there is less publicly available information about securities, including independent reports and ratings, than in U.S. markets, and accounting and auditing standards often are less strict and less reliable than in the United States.

        Many foreign stock markets are not as developed or efficient as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable United States companies. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, banks and listed companies than in the United States.

        Tax planning. Each Portfolio of the Fund intends to pay per-share dividends only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, thereby avoiding corporate federal income tax on its income. If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year.

        Target percentages and in-kind redemptions. To avoid liability for corporate federal income tax each year, a Portfolio must, among other things, derive at least 90% of its gross income from items including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Permanent Portfolio would not qualify as “gains on sales of securities.” Consequently, in the event of a rapid rise in prices of gold and silver, profitable sales of gold and silver (as might be required for the Permanent Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. In order to avoid this adverse tax result, the Fund has reserved the right to require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or bullion coins in complete or partial payment of redemptions. The bullion or coins would be selected by the Fund from the Permanent Portfolio’s holdings.

        However, in order to reduce the possibility of inconvenience or loss to shareholders in the Permanent Portfolio, the Fund will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the bullion or coins through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. In the event that a shareholder elected not to use this service, the Fund at its own expense would deliver the bullion or coins to the shareholder, or, at his request, to his local bank.

        From time to time the Fund, at the request of redeeming shareholders in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his redemption. To be accepted by the Fund, any such request for an in-kind redemption must be made in writing. The Fund will accept a request for an in-kind redemption only if it has otherwise decided that the selected asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “In-Kind Redemptions” in the SAI for a discussion of the Fund’s operating policies for such redemptions.

        For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.

        Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of their net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists. Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will hold illiquid securities.

        Regulatory matters. In January 1997, the Enforcement Division of the Securities and Exchange Commission (“SEC”) instituted public administrative and cease-and-desist proceedings (“Proceeding”) against the former investment adviser and two former officers and directors of the Fund (“Respondents”). The Proceeding was based on allegations that the Respondents breached their fiduciary duties in violation of certain provisions of federal securities laws in fiscal years 1990 through 1996. The Respondents denied all of the allegations of the SEC and actively contested the Proceeding. The Fund is not and was not a party to the Proceeding.

        In an initial decision dated April 1, 1999, the Hearing Officer ruled that the Respondents had committed certain violations of the federal securities laws and ordered that they: cease and desist from committing further violations; be suspended from association with any registered investment adviser or investment company for a period of three months; and pay approximately $3 million in disgorgement, prejudgment interest and civil penalties. Petitions for review of the initial decision were filed with the SEC and oral argument relating to such a review is currently scheduled for June 25, 2003.

        In connection with the Proceeding, the Fund advanced certain expenses incurred by the Respondents in their defense. The Fund has not made any such advances since 1999; however, depending on the ultimate outcome of the Proceeding, the Fund may incur additional expenses or may be entitled to the reimbursement of certain expenses it had previously advanced. Among the determinations made by the Hearing Officer in the Proceeding is that the former investment adviser caused the Fund’s Permanent Portfolio to acquire a “call option” prohibited by the Fund’s fundamental investment policies. The Permanent Portfolio continues to hold that investment. See “General Information — Regulatory Matters” in the SAI for a more detailed description of the Proceeding and related matters.

        Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

MANAGEMENT

        The Fund’s Board of Directors has the duty and responsibility of managing the business and affairs of the Fund. Three of the four directors are Independent Directors, who have no financial interest in the Investment Adviser. The special function of the Independent Directors is to assure that the Fund deals with the Investment Adviser at arm’s length and solely for the benefit of the Fund’s shareholders.

        The Fund holds meetings of its shareholders only as may be required by Maryland law. Generally, each shareholder is entitled to cast one vote for each share he owns. A separate vote is taken when a matter affects only one Portfolio.

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights,” or, the “Investment Adviser”) as its investment adviser under an Investment Advisory Contract dated November 24, 2002 (the “Contract”). Pacific Heights, whose address is located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Its manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer). Pacific Heights’ business consists solely of managing investment companies.

        While Pacific Heights has only recently been created, Mr. Cuggino, its manager and sole member, has been directly involved in the Fund’s operation for over twelve years. Mr. Cuggino, who currently serves as a director of the Fund and as its President and Treasurer, has been a Certified Public Accountant since 1988. Prior to his organization of Pacific Heights and its registration as an investment adviser, he served as Treasurer of the Fund since 1993, as a director of the Fund since 1998 and as a consultant to World Money Managers, the Fund’s former investment adviser, since 1991, during all of which time he shared primary responsibility for the activities of the Fund and its former investment adviser. Previously, Mr. Cuggino was employed by Ernst & Young and its predecessor firm, Arthur Young & Company, in various audit and accounting capacities, including Audit Manager, from 1985 through 1991, before establishing an accounting practice in Petaluma, California in 1991. From 1991 through 1992, Mr. Cuggino served as Assistant Treasurer of the Fund, World Money Securities, Inc. (a former broker-dealer investment of the Fund) and Bullion Security Corporation (an investment trust sponsored by a subsidiary of the Fund’s former investment adviser). Since 1993, Mr. Cuggino also served: (i) as Treasurer of World Money Securities, Inc. through 1996; (ii) as Treasurer of Bullion Security Corporation through 2002; and (iii) as Treasurer through 2002 of Passport Financial, Inc., a financial publishing firm.

        The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities (which are performed on its behalf by Mr. Cuggino) include making recommendations concerning the selection, purchase and sale of the Fund’s investments (which are placed by Mr. Cuggino, its President and Treasurer). The day-to-day administration of the Fund’s activities are the responsibility of Mr. Cuggino. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general policy direction of the Fund’s Board of Directors.

        The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;

b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;

c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and

d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

        While the Advisory Fee is higher than the fees of other mutual funds, Pacific Heights absorbs a substantial portion of the Fund’s ordinary operating expenses as described below, a practice that benefits the Fund by limiting its expenses, simplifying its internal accounting and facilitating independent audits. The Investment Adviser also bears the Fund’s distribution expenses. In addition, for at least through the end of calendar year 2003, the Investment Adviser intends voluntarily to waive portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund. Investors should note that the yields of those two Portfolios are enhanced by the fee waiver.

        The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers (including payments under the Fund’s long term disability plan), the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. The Investment Adviser bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s Transfer Agent, charges by the Fund’s Custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. The Fund does not pay any of the Investment Adviser’s general or administrative overhead expense.

        All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

During the fiscal year ended January 31, 2003, World Money Managers served as the investment adviser for each of the Fund’s Portfolios and received investment advisory fees at the following annual rates of average net assets: 1 and 1/8th of 1% (1.125%) for the Permanent Portfolio; 5/8ths of 1% (.625%) (after fee waiver) for the Treasury Bill Portfolio; 3/4ths of 1% (.750%) (after fee waiver) for the Versatile Bond Portfolio; and 1 and 1/8th of 1% (1.125%) for the Aggressive Growth Portfolio.

CONSULTANTS

        The Fund and the Investment Adviser have entered into agreements with Harry Browne and Douglas Casey under which those individuals make themselves available for consultation with the Fund and the Investment Adviser on such matters as basic trends in domestic and international finance and on the criteria for evaluating investments. The expense of such agreements is borne by the Investment Adviser. Neither of the consultants advises either the Investment Adviser or the Fund on the selection of specific investments for any Portfolio.

        Harry Browne is a financial author and lecturer. His books include: How You Can Profit from the Coming Devaluation, You Can Profit from a Monetary Crisis, Complete Guide to Swiss Banks, New Profits from the Monetary Crisis, Inflation-Proofing Your Investments (co-authored with Terry Coxon), Investment Rule #1, Why the Best-Laid Investment Plans Usually Go Wrong and The Economic Time Bomb.

        Douglas Casey is an investment author (Crisis Investing, Strategic Investing and The International Man) and the author of an investment advisory service, “The International Speculator.”

DISTRIBUTIONS AND TAXES

        For federal income tax purposes, each Portfolio is treated as a separate corporation.

        To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and in accordance with its investment policy, offset taxable gains on sales of investments that have risen in price with tax losses from sales of assets that have fallen in price. In addition, the Permanent Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

        Each Portfolio intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. This would permit the Portfolio to deduct distributions of its net investment income to its shareholders, thereby avoiding corporate federal income tax on the income so distributed. Under applicable federal income tax provisions, “distributions” include per-share dividends and also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of income or gain realized by the Fund. See “General Information” in the SAI.

        In order to reduce the current tax burden of a Portfolio’s investors on their shares of the Portfolio’s income and gains, each Portfolio intends to pay per-share dividends only in amounts judged sufficient by the Fund’s Board of Directors to enable the Portfolio to qualify for treatment under Subchapter M, thereby avoiding corporate federal income tax to the extent of such dividends. Under the Internal Revenue Code, the Fund is required to distribute as dividends 90% of its net investment company taxable income.

        The amount of a Portfolio’s net investment income per share that is distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the same Portfolio’s net asset value per share. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his share of a Portfolio’s realized income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his investment.

        Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to the Portfolio’s net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

        Shareholders may benefit from the Fund’s dividend policy described under “Objectives and Policies,” depending upon their personal tax circumstances. This benefit is reduced by the payment of the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since all of the portion of his return not distributed, consisting of appreciation remains invested in the Fund, without any reduction by current federal income tax. A shareholder who redeems portions of his shares from time to time also may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the appreciation on his remaining shares may continue to remain invested in the Fund free of current federal income tax. (Such a shareholder should note, however, that his benefit is achieved by deferring, not by eliminating, the payment of taxes; thus his overall benefit may be small if he holds his shares for only a few years.) And, in the case of shares that pass to a shareholder’s estate or heirs, the potential federal income tax liability for previous appreciation may be eliminated entirely through the operation of federal income tax provisions that grant a step-up in the tax basis of property left to an estate or heir. Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

        Dividends from net investment income and net short-term capital gains generally will be taxable to shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. Dividends from long-term capital gains, if any are paid by a Portfolio, generally will be taxable to shareholders as capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Shareholders will be sent a statement no later than February 28 of each year showing their total distributions (during the preceding calendar year) from net investment income and capital gains.

        Distributions may be automatically reinvested in additional shares of the same Portfolio if requested. See “Shareholder Account Services and Privileges - Distribution Options.”

        The payor of a dividend on stock (as the Fund may be) may be required to withhold 31% of any reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a noncorporate shareholder if that shareholder fails to provide the Fund with a valid taxpayer identification number. Other withholding requirements may apply to certain foreign shareholders.

        The Fund has incurred and will likely continue to incur a federal excise tax of 4% which is imposed on undistributed income and capital gains, if any, of a Portfolio. Undistributed income to which the excise tax applies would include amounts, if any, that the Fund in reliance on the judgment of its Board of Directors has not timely distributed under Subchapter M of the Internal Revenue Code. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gain is retained by each Portfolio and is available to earn further interest, dividends and gains.

        Conversion transactions. Under provisions added to the Internal Revenue Code in 1993, all or a portion of any gain on certain “conversion transactions” is recharacterized as ordinary income, rather than capital gain. In the opinion of the Fund’s management and counsel, based on the provisions’ statutory language and legislative history, the provisions on conversion transactions do not apply to investments in the Treasury Bill Portfolio or the Versatile Bond Portfolio. However, no Treasury Regulations or Rulings have been issued interpreting these provisions, and it is therefore uncertain whether the Internal Revenue Service would agree with this conclusion. Accordingly, it remains uncertain whether all of the gain that a shareholder recognizes upon a redemption of shares in the Treasury Bill Portfolio or the Versatile Bond Portfolio will be taxed as ordinary income or as capital gain.

        In any event, regardless of the taxation of any recognized gains, the provisions on conversion transactions do not, in the opinion of the Fund’s management and counsel, disturb the usefulness of the Treasury Bill Portfolio or the Versatile Bond Portfolio for deferring recognition of income.

COMPUTATION OF NET ASSET VALUES

        The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for trading (“business day”). All requests received for purchases and requests for redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed following receipt thereof by the Transfer Agent.

        Investments are valued primarily at market value on the basis of the most recent price on the exchange on which they are principally traded, or, if not available, by a method which the Fund’s Board of Directors in good faith believes accurately reflects fair value. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices. Short-term securities are marked to market daily. Gold and silver are valued at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Investments for which bona fide market quotations are not readily available will be valued in good faith by the Fund’s Board of Directors.

        Current net asset value information for the Fund’s Portfolios may be obtained by checking newspaper listings under the heading “Perm Port Funds” or similar abbreviation.

PURCHASE OF SHARES FROM THE FUND

        Shares in the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load. You should read this entire Prospectus carefully before investing.

        The minimum initial investment in any Portfolio is $1,000 for regular accounts and individual retirement accounts. Shareholders may make additional investments at any time, in either type of account, in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Transfer Agent. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union, or sent by bank wire. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks for investment in any of its Portfolios. A service fee of $25 will be deducted from a Shareholder’s Account for any purchases made that do not clear due to insufficient funds.

        Investment by mail. To purchase shares in any of the Fund’s Portfolios by mail, simply complete and sign the accompanying Shareholder Account Application and mail it, together with a check payable through a U.S. bank for the amount of your initial investment, to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. (If you use an overnight delivery service other than U.S. mail, send your Application and check to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.) Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.”

        Investment by telephone. If you have completed the Telephone Purchase Authorization section of the Shareholder Account Application, you may purchase additional shares in any of the Fund’s Portfolios by calling the Transfer Agent at (800) 341-8900. Investing by telephone allows you to move money from your bank account to your Shareholder Account upon request, provided that your bank account is held at a bank which is an Automated Clearing House (“ACH”) member or a member of the Federal Reserve system. Be sure to allow approximately fifteen business days after receipt by the Transfer Agent of the Telephone Purchase Authorization before making a purchase of shares by telephone. You may not use a telephone transaction for an initial purchase of shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and EFT payment through the ACH system prior to the close of regular trading on such a date. Most transfers are completed within two-to-three business days.

        Investment by wire. To make an investment in any of the Fund’s Portfolios by wire, please call the Transfer Agent at (800) 341-8900 to notify the Fund as to which Portfolio(s) you wish to invest, and to verify the proper wire instructions so that the wire transfer is properly applied when received. Then, send the wire to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; ABA# 042000013; For credit to U.S. Bancorp Fund Services, LLC; Account# 112-952-137; For further credit to Permanent Portfolio Family of Funds, Inc. If you are making an initial investment in the Fund by wire, you should immediately complete and sign a Shareholder Account Application, then send it to the Transfer Agent at, Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, to ensure your account is properly credited. If you are making an additional investment, the bank wire must include your Shareholder Account number and a message indicating that you wish to make a purchase in a specific Portfolio(s) in the stated amount(s). Your bank may assess a charge for use of a bank wire and the Fund is not responsible for any delays resulting from the banking or Federal Reserve wire system.

        Additional investments. After your initial investment has been accepted (regardless of whether made by mail, telephone or wire), you will receive a confirmation of your purchase. A form which should be used to make additional purchases by mail will accompany the confirmation. (It will not be necessary to fill out another Shareholder Account Application, even if you are investing for the first time in another Portfolio.) Please indicate clearly the Portfolio(s) in which the additional investment is to be made. If an additional investment is to be made by wire, you should call the Transfer Agent at (800) 341-8900 before sending the wire. All subsequent purchase requests, regardless of how they are made, must include your Shareholder Account number.

        Automatic investment plan. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Plan. See “Shareholder Account Services and Privileges-Automatic Investment Plan.”

        Investing through brokers or agents. Investors may invest in any of the Fund’s Portfolios through brokers or other agents who have entered into distribution or account servicing agreements with the Fund’s Distributor, Quasar Distributors, LLC. Such brokers or agents may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

REDEMPTION OF SHARES BY THE FUND

        Shareholders may redeem all or some of their shares in any Portfolio.

        Subject to the limitations noted below, requests for redemption will be accepted on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Transfer Agent of the properly completed redemption request.

        Redemption requests must be accompanied by share certificates, if issued, and must be sent to the Transfer Agent. The Fund may refuse redemption requests not made in the proper manner.

        A service fee of $25 will be deducted from a Shareholder’s Account for insufficient or unavailable funds with respect to any applicable redemption transaction.

Written Redemption Requests

        Normally, the shareholder’s signature on a written redemption request (and on the share certificate, if issued) must match exactly the name on the Shareholder Account and must be guaranteed by an eligible guarantor institution. Eligible guarantor institutions include banks, trust companies, brokers, dealers, municipal or government securities brokers or dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations, provided that they are members of STAMP (Securities Transfer Agents Medallion Program). Signature guarantees from institutions that are not STAMP members and notarizations from Notaries Public will not be accepted. (Shareholders may verify that a guarantor institution is a member of STAMP by contacting the STAMP administrator, Kemark Financial Services, at (800) 348-2724, or the Transfer Agent.) The signature guarantee must be in proper form and undated. For protection of the shareholder and the Fund, additional documentation may be required for redemption of shares held in corporate, partnership, trust or fiduciary accounts.

        However, by completing the appropriate section of the Shareholder Account Application (“Redemption by Telephone and Without Signature Guarantee”), an investor may authorize the Fund to honor redemption requests without signature guarantee. The lack of the signature guarantee does not render the Fund responsible for the authenticity of the signature or of telephone redemption requests. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the investor will bear the risk of loss from any such request that is unauthorized. Such a redemption request would be processed as though it had been made by telephone (see below), and the cash proceeds would be sent by check, EFT or if requested, by bank-to-bank wire, to the shareholder’s bank account of record.

        Investors who wish to avoid the possible inconvenience and delay of obtaining an acceptable signature guarantee should carefully consider authorizing the Fund to accept redemption requests without signature guarantee. Such authorization requires the signature of all of the registered owners of a Shareholder Account on a written redemption request.

Telephone Redemption Requests

        A shareholder who is authorized to perform telephone transactions (through the Shareholder Account Application or by subsequent arrangement with the Fund in writing) or a shareholder who has authorized the Fund to honor redemption requests without signature guarantee may submit redemption requests by telephone. Telephone requests are made by calling the Transfer Agent at (800) 341-8900. The cash proceeds of redemptions requested by telephone, or in writing without a signature guarantee, will be sent by check (via first-class mail), or sent by EFT. EFT funds are typically credited within two days after the redemption request. As an optional alternative, the redeeming shareholder may also request that the cash proceeds be sent by bank-to-bank wire. Whether remitted by check, EFT or by bank wire, the redemption proceeds will be addressed only to the shareholder’s bank account of record (which must be a member of, or have a correspondent relationship with a member of, the Federal Reserve system for wire transfers, or must be an ACH member for EFTs).

        If the redeeming shareholder requests a wire transfer, the Transfer Agent’s bank will charge the shareholder its customary fee for a wire transfer, which currently is $15. The fee will be deducted from the proceeds of the redemption. A shareholder should ascertain and verify that his bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder.

        No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

        Telephone exchanges of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Fund’s IRA Plan. See “Shareholder Account Services and Privileges - Portfolio Exchange.” A shareholder may not exchange by telephone any investment in the Fund’s IRA Plan to a Shareholder Account outside of his IRA Plan.

Redemption Limitations

        The Fund ordinarily will honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Transfer Agent of the properly completed redemption request, and by law must pay it within seven calendar days following the redemption. However, the Fund may delay payment of a request to redeem shares purchased by check until the Fund is certain that the check has cleared, which may take up to twelve calendar days after the issuance of the shares. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the Transfer Agent. Neither the Fund, the Investment Adviser, the Transfer Agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any authorized instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his shares in the Fund.

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed or during any emergency or other period for which the SEC has permitted or required a suspension for the protection of shareholders.

        The Fund may redeem an investor’s shares in any Portfolio at any time that the value of the shares is less than $500 other than by reason of a decline in their net asset value. The Fund will notify such an investor at least thirty days prior to effecting such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

        When an investor makes his initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened in accordance with his Shareholder Account Application. Subsequent investments by the shareholder in any Portfolio will be added to his same Shareholder Account. Fund shareholders will receive a confirmation statement showing each transaction in their Shareholder Account, along with a summary of the status of the account as of the transaction date. A shareholder may inquire about his Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

        Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Plan

        The Fund’s Automatic Investment Plan allows shareholders to invest in any Portfolio on a regular schedule. To participate in the Plan, a shareholder should complete the Optional Automatic Investment Plan Section of the Shareholder Account Application which authorizes the Transfer Agent to deduct a specified dollar amount from the shareholder’s checking account (minimum investment $100 per Portfolio each month) and apply that amount to purchase shares in the Portfolio selected by the shareholder. These deductions may be scheduled for any day of the month. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Automatic Investment Plan. The Plan is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Plan are borne by the Investment Adviser. Shareholders in the Fund’s IRA Plan are also eligible for the Automatic Investment Plan. An Automatic Investment Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. A service fee of $25 will be deducted from a shareholder’s Account for any transactions that do not clear due to insufficient funds.

Portfolio Exchange

        Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in another Portfolio. Such a transaction would constitute a taxable event to the shareholder. By completing the appropriate section of the Shareholder Account Application (“Portfolio Exchange”), an investor may authorize the Fund to accept Portfolio Exchange instructions by telephone and in writing without a signature guarantee. Each Portfolio Exchange made by telephone is subject to a charge of $5 by the Fund’s Transfer Agent. A request submitted in writing and signed by all registered owners of a Shareholder Account will not be charged a fee for a Portfolio Exchange. If you are unable to execute a Portfolio Exchange by telephone, you should consider sending your Portfolio Exchange request by mail.

        An individual who has both a regular Shareholder Account and a Shareholder Account in the Fund’s IRA Plan, in exactly the same name, may use a Portfolio Exchange to redeem shares from his regular Account and purchase shares in his IRA Plan. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.

Distribution Options

        A shareholder may request that all dividends, including distributions of long-term capital gains, be automatically reinvested in shares of the same Portfolio.

        A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through Distribution Options or otherwise) in additional Fund shares.

Systematic Withdrawal Plan

        An investor whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Plan under which shares with a value predesignated by him (but at least $100) are automatically redeemed either monthly or quarterly. Withdrawal payments ordinarily will be mailed within five business days after the end of the withdrawal period. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan. A service fee of $25 will be deducted from a shareholder’s Account for insufficient or unavailable funds.

        Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s Account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment.

        If a shareholder owns shares in more than one Portfolio, he may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made.

        If a shareholder expects to make additional purchases of a Portfolio, it may not be to his advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

        A Systematic Withdrawal Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the Plan are borne by the Investment Adviser.

Individual Retirement Account Plan

        Eligible taxpayers may contribute up to $3,000 per year of income earned from wages, salary and self-employment to an Individual Retirement Account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his adjusted gross income for federal income tax purposes, if he does not participate in an employer sponsored retirement plan or if his adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of a person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new IRA account.

        Also, a Traditional IRA may be used in connection with a Simplified Employer Pension Plan (“SEP”) maintained by a taxpayer’s employer.

        In addition, eligible taxpayers may contribute up to $3,000 per year of income earned from wages, salary and self-employment to a Roth Individual Retirement Account (“Roth IRA”). Under a Roth IRA, the earnings and interest on an individual’s nondeductible contributions grow without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70½, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

        Under the terms of the Fund’s IRA Plan (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the shareholder, and all dividends and distributions are reinvested in additional shares of the same Portfolio(s).

        U.S. Bank, N.A., Milwaukee, Wisconsin (a subsidiary of which is the Fund’s Transfer Agent) acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the Disclosure Statement and the Custodial Account Agreement) which are available upon request to the Shareholder Services Office. Please read the Disclosure Statement and Custodial Account Agreement carefully before opening a Shareholder Account in the Fund’s IRA Plan.

        Shareholder services available with a regular Shareholder Account (including Automatic Investment Plan, Portfolio Exchange, Distribution Options and Systematic Withdrawal Plan) are also available with an IRA Plan, but subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Exchange.

Check Redemptions - Treasury Bill Portfolio and Versatile Bond Portfolio Only

        Investors who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Treasury Bill Portfolio or in the Versatile Bond Portfolio by writing a redemption check, as explained below. Such checks may be deposited by a shareholder in his local bank account or used to make payments to third parties.

        A book of personalized checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. The checks will be preprinted for use with the Portfolio for which the shareholder requests check redemption. (Shareholders wishing to write checks on both Portfolios will be provided with two separate books of checks.) When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the appropriate Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Portfolio preprinted on the face of the check.

        Shares for which certificates have been issued and not returned to the Transfer Agent may not be redeemed by check! Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Neither the Fund nor its Investment Adviser or Transfer Agent bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

        The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s Account.

        Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations

        The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. However, the Fund reserves the right to limit or suspend such services and privileges (including Check Redemptions, Automatic Investment Plan, Portfolio Exchange, Distribution Options or Systematic Withdrawal Plan) at any time without notice.

SERVICE CHARGES

        The Investment Adviser charges each investor a one-time account start-up fee of $35. An investor pays this fee only once, even if he invests in more than one Portfolio, and even if he maintains both an IRA Plan Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the investor’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

        The one-time account start-up fee offsets a portion of the costs associated with establishing an account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

        A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

DISTRIBUTION OF SHARES

        The Fund’s distributor for each of its Portfolios is Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s Transfer Agent. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. Shares in each of the Fund’s Portfolios are offered on a continuous basis by the Distributor.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        The Fund’s custodian is State Street Bank and Trust Company (the “Custodian”), located in Boston, Massachusetts.

        The Fund’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), telephone number (800) 341-8900. The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence should be addressed to P.O. Box 701, Milwaukee, Wisconsin 53201.

REPORTS

        The Fund sends its shareholders financial statements, including a report of each Portfolio’s investment holdings, every six months. The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders for the year ended January 31, 2003. The report of Tait, Weller & Baker on the aforementioned financial statements and financial highlights contains an explanatory paragraph that states that the Securities and Exchange Commission is involved in public administrative and cease-and-desist proceedings against the Fund’s former investment adviser and two of the Fund’s former directors and officers. A copy of the Annual Report to Shareholders is available without charge from the Shareholder Services Office.

        Tait, Weller & Baker has been selected by the Board of Directors as the independent auditors of the Fund for the fiscal year ending January 31, 2004.

Advertising

        From time to time the Fund may advertise its yield or total return in accordance with applicable federal securities regulations. See “General Information - Calculations of Performance Data” in the SAI for a discussion of how yield and total return is calculated.

No Person is authorized to give any information or to make any representation not contained in this Prospectus in connection with the matters described herein. If given or made, such information or representation must not be relied upon as having been authorized.

Investment Adviser
Pacific Heights Asset Management, LLC San Francisco, California

Consultants to the Fund
Harry Browne Douglas Casey

Custodian
State Street Bank and Trust Company Boston, Massachusetts

Distributor
Quasar Distributors, LLC Milwaukee, Wisconsin

Transfer Agent
U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin

Additional information about the Fund’s investments
is available in the Fund’s Annual and Semi-Annual
Reports to shareholders. In the Fund’s Annual
Report, you will find a discussion of the market
conditions and investment strategies that sig-	including
nificantly affected the Fund’s performance during
its last fiscal year. The Fund’s Statement of	Permanent Portfolio,
Additional Information (“SAI”), which has been	(Symbol PRPFX)
filed with the Securities and Exchange Commission
(“SEC”), also provides additional information about	Treasury Bill Portfolio,
the Fund and is incorporated herein by reference	(Symbol PRTBX)
(a legal part of this Prospectus).
Versatile Bond Portfolio
Information about the Fund (including the SAI)	(Symbol PRVBX)
can be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information	and
on the operation of the Public Reference Room
may be obtained by calling the SEC at (202) 942-8090.	Aggressive Growth Portfolio
Reports and other information about the Fund are	(Symbol PAGRX)
available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov and copies
of this information may be obtained, upon payment
of a duplication fee, by electronic request at the
following e-mail address: publicinfo@sec.gov,
or by writing the Public Reference Section of the
SEC, Washington, D.C. 20549-0102.

To obtain a copy of the Fund’s SAI or Annual and
Semi-Annual Reports free of charge, to request
other information about the Fund, or to make
shareholder inquiries, please write or call:

Shareholder Services Office	Prospectus (Investment Company Act File No. 811-3379)
(800) 531-5142 (254) 527-3102 • FAX (254) 527-3406

STATEMENT OF	June 3, 2003
ADDITIONAL
INFORMATION

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
600 Montgomery Street • San Francisco, California 94111

        This Statement of Additional Information (the “SAI”) of Permanent Portfolio Family of Funds, Inc. (the “Fund”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated June 3, 2003 (the “Prospectus”). The Prospectus and the Fund’s Annual Report to Shareholders for the year ended January 31, 2003, both of which are incorporated herein by reference, may be obtained without charge, upon request by calling the Shareholder Services Office, toll free, at (800) 531-5142, or by writing to the Shareholder Services Office, P.O. Box 5847, Austin, Texas 78763.

        The Fund’s Permanent Portfolio reserves a limited right to redeem its shares in kind in certain circumstances, as explained herein under the heading “REDEMPTION OF SHARES BY THE FUND - IN-KIND REDEMPTIONS.”

TABLE OF CONTENTS

OBJECTIVES AND POLICIES	1

The Four Portfolios	1
Investment Strategy	1
Permanent Portfolio	1
Treasury Bill Portfolio	2
Versatile Bond Portfolio	2
Aggressive Growth Portfolio	3
Investment Categories	4
Illiquid Investments	6
Offsetting and Indirect Investments	7
Strategic Portfolio Adjustments	13
Investment Restrictions	13

ORGANIZATION AND MANAGEMENT	15

Fund History	15
Investment Adviser	15
Board of Directors	18
Standing Committees of the Board of Directors	20
Code of Ethics	20
Share Ownership of Directors and Officers	20
Share Ownership	21
Compensation	21

CONSULTANTS	21

DISTRIBUTIONS AND TAXES	21

Foreign Taxes	23

COMPUTATION OF NET ASSET VALUES	23

PURCHASE OF SHARES FROM THE FUND	24

REDEMPTION OF SHARES BY THE FUND	24

Redemption Limitations	24
In-Kind Redemptions	25
In-Kind Redemption Requests	25
Tax Consequences of In-Kind Redemptions	26

PORTFOLIO TRANSACTIONS AND BROKERAGE	26

DISTRIBUTOR	27

TRANSFER AND DIVIDEND-DISBURSING AGENT	27

CUSTODIAN	28

GENERAL INFORMATION	28

Capitalization	28
Regulatory Matters	29
Income Equalization Accounting	29
Calculations of Performance Data	30
After-Tax Returns	31

FINANCIAL STATEMENTS	32

OBJECTIVES AND POLICIES

The Four Portfolios

        The Fund has four separate portfolios (the “Portfolios”), the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio.

        The Permanent Portfolio invests a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills, notes and bonds. The Permanent Portfolio’s objective is to preserve and increase the purchasing power value of its shares over the long term.

        The Treasury Bill Portfolio invests in short-term U.S. Treasury bills, and may also invest in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio’s objective is to earn high current income for the Portfolio, consistent with safety and liquidity of principal.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s. The Versatile Bond Portfolio’s objective is to earn high current income for the Portfolio, while limiting risk to principal.

        The Aggressive Growth Portfolio invests in U.S. stock market investments selected for high profit potential. The Aggressive Growth Portfolio’s objective is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Solely for the purpose of holding overnight cash balances (but not for investment purposes), the Fund may hold investments up to seven days in short-term U.S. Treasury securities or repurchase agreements with commercial banks and securities broker-dealers, in amounts ordinarily not to exceed 3% of the Fund’s net assets, or 4% if the repurchase agreement is entered into with the Fund’s Custodian, State Street Bank and Trust Company.

Investment Strategy

        Permanent Portfolio

        The Permanent Portfolio’s investment policies reflect the opinion of the Fund’s management that it is impossible to forecast inflation rates or other economic events with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, whose goals include the preservation of purchasing power, should acknowledge a broad range of economic possibilities and, in order to preserve purchasing power over the long term, should incorporate investments for each of them. In the opinion of the Fund’s management, economic possibilities for the future are limited to the following:

1.	Rising inflation. From 1960 through 1980 the rate of inflation generally, with intermittent pauses and reversals, rose. The inflation rate generally fell from 1980 through 2002. The Fund’s management believes that if the pattern of rising inflation resumes, the investments most likely to appreciate would include gold, silver, Swiss franc assets and interests in real estate and natural resources. Gold, silver, real estate and natural resources tend to be profitable during periods of rising inflation because inflation and the fear of further inflation add to investor demand for assets whose values are not denominated in a fiat (non-convertible) currency. Swiss franc assets tend to appreciate during periods of rising inflation because, although the Swiss franc is a fiat currency, the Swiss government traditionally has acted with a high degree of restraint in permitting the issuance of new currency. Such restraint is generally taken to indicate that a currency will preserve its purchasing power. If the rate of inflation does rise, the prices of common stocks (other than those of U.S. and foreign real estate and natural resource companies) and, more especially, of dollar assets, are likely to decline.

2.	Abruptly-slowing inflation. Most periods of extended inflation in U.S. history have been followed by abrupt declines in the rate of inflation and, in many cases, by deflation. The Fund’s management believes that if inflation should decline abruptly (or deteriorate into a deflation), the investments most likely to appreciate would include previously issued dollar assets such as U.S. Treasury securities, since interest rates on newly issued dollar investments of these types tend to decline during periods of declining inflation, thus increasing the value of previously issued securities. If the rate of inflation does decline abruptly, it is likely that gold, silver, Swiss franc assets and most common stocks would decline in value.

3.	Gradually-slowing inflation. In the event that the rate of inflation declines slowly (a “soft landing”) and the economy escapes the trauma that has followed most inflations, the Fund’s management believes that common stocks would be among the investments most likely to appreciate. The results for stock market issues that tend to rise and fall to a greater degree than the stock market as a whole (the types of issues that the Fund’s management attempts to identify and include in the Permanent Portfolio’s investment portfolio as aggressive growth stocks) would be especially favorable. In the opinion of the Fund’s management, common stocks tend to appreciate during periods of gradually declining inflation because the effective rate of taxation faced by most operating businesses declines in step with the inflation rate (due to the interaction between inflation and the depreciation allowances provided for under the Internal Revenue Code), and because the occurrence of a soft landing indicates that the economy will not suffer the disruption associated with an abrupt decline in inflation. If the rate of inflation does decline gradually, it is likely that gold, Swiss franc assets and the stocks of U.S. and foreign real estate and natural resource companies would decline in value.

        The Permanent Portfolio attempts to achieve its objective by maintaining a combination of investments whose purchasing power as a whole should hold steady or increase in the variety of economic circumstances listed above. The Fund’s management is able to make no assessment as to the current state of the economy and has no opinion as to the occurrence of any particular economic possibility for the future.

        As indicated above, the Permanent Portfolio’s investments include gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories were selected and the Target Percentages assigned in accordance with the Fund’s management’s opinion of the volatility of the investments, and their past and anticipated future performances in varying economic circumstances. Of course, the Fund has no control over the manner in which particular investments respond to changes in economic conditions. For example, even in an inflationary climate, there may be large-volume sellers of gold or silver whose actions would tend to depress the prices of those commodities.

        Treasury Bill Portfolio

        The Treasury Bill Portfolio’s investment policies reflect the opinion of the Fund’s management that among investors’ primary goals for their cash holdings are safety and liquidity plus, when possible, a way to reduce the tax burden on the income that cash can earn on money market investments. The Treasury Bill Portfolio was designed for investors who wish to avoid the risk of large price declines that can occur in the stock and bond markets and who may be concerned about the safety of banks, savings institutions and other money market funds, but who desire tax planning and check-writing privileges. The Treasury Bill Portfolio therefore invests only in U.S. Treasury securities and at least 80% of its assets are invested in short-term U.S. Treasury bills and notes. The Treasury Bill Portfolio also provides those shareholder services described in the Prospectus under the heading “Shareholder Account Services and Privileges,” and follows the dividend and tax-planning policies described in the Prospectus under “Objectives and Policies” and “Distributions and Taxes.”

        Versatile Bond Portfolio

        The Versatile Bond Portfolio’s investment policies reflect the opinion of the Fund’s management that short-term (twenty four months or less), investment-grade (Standard & Poor’s ratings of “A” or higher) corporate bonds historically have provided high returns and their price fluctuations ordinarily are mild. Constructing a portfolio from such bonds can be a formula for achieving high current income without bearing the serious risks of buying junk bonds or long-term corporate, municipal or U.S. Treasury bonds. The Versatile Bond Portfolio therefore ordinarily invests at least 80% of its assets in such corporate bonds. In addition, the Versatile Bond Portfolio follows the same dividend and tax-planning policies as the Fund’s other Portfolios. The Versatile Bond Portfolio may purchase U.S. Treasury securities with remaining maturities of two years or less for temporary cash holdings.

        Aggressive Growth Portfolio

        The Aggressive Growth Portfolio’s investment policies reflect the opinion of the Fund’s management that the stock market has been the most successful long-term investment since 1926, and that an investor seeking to construct his own investment portfolio should include an investment whose profitability is linked directly to the stock market. The Fund’s management believes that stocks have been the most successful long-term investment because stocks represent ownership in the engines of wealth - factories, mines, airlines, telephone systems, research laboratories, publishing companies, financial service organizations and other productive enterprises - that turn out the goods and services people need and want. Stock market investments have earned the best profits because they feed capital to these engines of wealth, making them even more productive.

        Stock market investors, however, need caution. While the stock market’s total return has been high, it has not been smooth or steady. Most stocks are riskier than bonds or money market instruments; and, unlike gold, stocks are vulnerable to inflation. And there is no guarantee that the economic growth that underlies long-term stock market profits will continue in the future, which is one reason a prudent investor should carefully consider how much of his capital to invest in stocks. Stocks are tightly linked to the real world of production and commerce, and any shock in the economy (inflation, recession, political turmoil, bad news of any kind) can translate into a shock for the stock market. For an investor who holds only a limited portion of his investment portfolio in stocks, the Fund’s management believes that the stocks that the investor holds should be volatile, the kinds of stocks whose prices move faster and farther than the stock market as a whole. In addition, volatile stocks can reduce such an investor’s portfolio’s overall risk by minimizing the share of his portfolio that needs to be devoted to stocks. With less of his overall portfolio allocated to stocks, the investor is less vulnerable to any single economic event - such as inflation, deflation, or recession - that might be disastrous for the stock market as a whole.

        The Aggressive Growth Portfolio invests in U.S. companies whose stocks have been selected for their high, long-term appreciation potential (higher than for the stock market as a whole). With such a selection, when the stock market as a whole rises, the value of shares in the Aggressive Growth Portfolio should rise more. Of course, no selection of stocks can be guaranteed to “outrun” a rising market. While the Aggressive Growth Portfolio’s stocks involve more risk than the average stock, especially when the stock market as a whole is declining, they also offer greater potential reward. During bull markets in stocks, volatile stocks can put the investor on the “fast track” to high stock market prices because, in the opinion of the Fund’s management, stocks in general typically gain much more during periods when the stock market as a whole is rising than they lose during periods that follow when the stock market as a whole is declining. Therefore, the Fund’s management believes that in the long term, volatile stocks should outperform other stocks.

        The Aggressive Growth Portfolio is fully invested in the stock market at all times. It does not take on the unnecessary risks that come with attempts to switch in and out of the market. Its “fully-invested” policy assures that it will not miss out on a bull market in stocks because it has mistakenly decided to sit on the sidelines. And the Aggressive Growth Portfolio follows the same dividend and tax-planning policies as the Fund’s other Portfolios.

        Investors in the following circumstances may find that the Aggressive Growth Portfolio can help to achieve their objectives. An investor who has only recently begun investing and has many earning years ahead of him may be willing to bear short-term risks for his capital, in order to maximize long-term appreciation. An investor whose wealth is mostly tied up in real estate, annuities, life insurance, pension plans or trusts may desire to use any cash available for a stock market investment in a way that is most effective. An investor who owns high-yielding stocks (those that pay high taxable dividends) may improve his after-tax return by replacing the high-yielding issues with shares in the Aggressive Growth Portfolio. Although this may tend to increase the short-term volatility of his stock market holdings, the Portfolio’s tax planning could permit more of his stock market profits to be retained, instead of being lost to current taxes, so that his capital may grow faster. And an investor who is interested in short-term stock trading may acquire shares in the Portfolio whenever he believes the time is right to invest in stocks, knowing that the Portfolio is always fully invested in stocks and being able to take advantage of the fact that the Portfolio invests only in volatile stocks. Thereby he can maintain a larger position in the stock market without risking too much of his speculative budget.

Investment Categories

        Dollar assets. The Prospectus describes the investment categories and Target Percentages of the Fund’s Permanent Portfolio. As a further elaboration on the Dollar asset investment category, and for information regarding the holdings of the Treasury Bill Portfolio and the Versatile Bond Portfolio, please see the box on the following page. Any dollar asset is subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. The Fund’s management attempts to reduce this risk to a very low level by purchasing high-grade dollar assets, i.e., those which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. Consequently, the Portfolios do not invest in certificates of deposit or commercial paper, even though the yields on such investments may be higher than the yields on high-grade dollar assets. Long-term dollar assets, and, to a lesser extent, short-term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. See the discussion under “Investment Strategy - Abruptly-slowing inflation” above. The degree to which the Permanent Portfolio, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity (the “term structure”) of the Permanent Portfolio’s net dollar assets (the amount of the Permanent Portfolio’s dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years. For purposes of computing the average length to maturity of the Permanent Portfolio’s dollar assets, the following method is used:

(i)	multiply the value of each dollar asset by the length of time until its maturity;

(ii)	compute the sum of the results of (i);

(iii)	from the result of (ii), subtract the sum of the amount of each debt (including reverse repurchase agreements) owed by the Permanent Portfolio multiplied by the length of time until its repayment is due;

(iv)	divide the result of (iii) by the Permanent Portfolio’s average net dollar assets.

        Repurchase agreements. The Permanent Portfolio may also hold repurchase agreements on the dollar assets described above. (The Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio may also include repurchase agreements in their assets.) See the box on the following page. A Portfolio would suffer a loss on a repurchase agreement if the seller defaulted on his repurchase obligation when the value of the underlying investment had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, a Portfolio will enter into repurchase agreements whose underlying investments are, in the case of the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio, only other Dollar assets (or, in the case of the Treasury Bill Portfolio, Treasury securities), which in the opinion of the Fund’s management present only a very small risk of default. Less than 5% of the net assets of the Fund during the last fiscal year were subject to repurchase agreements, and the Fund intends that less than 5% of its net assets will be subject to repurchase agreements during the current fiscal year.

HIGH-GRADE DOLLAR ASSETS

        U.S. Treasury Bills. Treasury bills are short-term (fifty-two weeks or less) loans to the U.S. Government. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Treasury bills are actively traded in the open market. Because of their short time to maturity, their day-to-day price fluctuations are small.

        U.S. Treasury Notes and Bonds. Treasury notes and bonds are long-term (as long as thirty years) loans to the U.S. Government. Like Treasury bills, they are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as free of any risk of default. Treasury notes and bonds are actively traded in the open market. Because of their long maturities, they are subject to larger day-to-day fluctuations in price than Treasury bills.

        U.S. Government Agency Securities. Short-term notes and long-term bonds are also issued by various agencies of the U.S. Government or by enterprises sponsored by the U.S. Government, such as the Federal National Mortgage Association and the Government National Mortgage Association. Most such notes and bonds are not full-faith-and-credit obligations of the U.S. Treasury and generally do not carry a direct guaranty by the U.S. Government itself. However, because their issuers exist to carry out government programs, these securities are generally regarded as having negligible risk of default.

        High-Grade Corporate Bonds. High-grade corporate bonds are debt obligations of corporations with a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less, and may include corporate notes and debentures. Such bonds are not guaranteed by the U.S. Government and are subject to some risk of default; however, the risk of default generally is considered to be very low. Such bonds also are subject to price fluctuations caused by changes in open-market interest rates; however, such fluctuations are much smaller than for long-term bonds and are only slightly greater than for U.S. Treasury bills. The Permanent Portfolio and the Versatile Bond Portfolio may invest in high-grade corporate bonds which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions.

        Banker’s Acceptances. A banker’s acceptance is a postdated check written by a business (not necessarily a major corporation) that has been “accepted” and guaranteed by a bank. Usually, the postdating is for no more than nine months. The types of acceptances which the Permanent Portfolio would acquire are those which are actively traded in the open market.

        There are two, often three, guaranties behind a banker’s acceptance. First, the acceptance is an obligation of the bank that has accepted it. Second, if the accepting bank should default on its obligation, the business that wrote the accepted check ordinarily would be responsible for making payment to the investor. Third, an acceptance is often secured by a pledge of merchandise or other property. Banker’s acceptances are generally regarded as among the safest of all privately issued, short-term dollar assets. The Fund’s management considers banker’s acceptances, with their multiple backing, to be significantly safer than certificates of deposit, which represent the obligation of a single entity.

        Repurchase Agreements. In a repurchase agreement, a Portfolio buys an investment (the “underlying security”), such as a Treasury bond, that the seller agrees to buy back at a later date for a stated price. Repurchase agreements entered into by the Fund’s Portfolios will generally run for seven days or less. The Fund’s Portfolios earn interest on the transactions, either in the form of an explicit payment or in the form of a differential between the purchase price and the repurchase price.

        Repurchase agreements may be considered loans to sellers of the underlying securities, with those securities constituting the collateral for the loans. The Fund’s Portfolios would suffer a loss on a repurchase agreement if the seller defaulted on his obligation to repurchase the underlying securities when the value of the securities had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, the Fund’s Portfolios will enter into repurchase agreements whose underlying securities are only U.S. Treasury securities, U.S. Government Agency securities and banker’s acceptances, which in the opinion of the Fund’s management, present only a very small risk of default.

        The Fund’s Portfolios generally will enter into repurchase agreements only with banks. They may enter into a repurchase agreement with a broker-dealer provided that the agreement is fully collateralized and “marked to market” daily (which would require sufficient adjustments of cash or collateral to be made each day so that the current value of the collateral is at least equal to the amount of the loan including accrued interest thereon). Such collateral would be deposited with the Fund’s Custodian.

        Gold. The Permanent Portfolio will buy and sell gold only to and from banks (both U.S. and foreign), regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange or stock exchange or approved by the U.S. Treasury as qualified to purchase American Eagle coins from the U.S. Mint, or interests equivalent thereto, in accordance with applicable investment laws. The Permanent Portfolio will not purchase gold from any producer of the metal or in any form that is not readily marketable. However, to the extent that the Permanent Portfolio actually holds gold bullion and coins, it may encounter higher storage and transaction costs than those normally associated with the ownership of securities. Gold generates no interest or dividends, offering only the potential for capital appreciation.

        Silver. The Permanent Portfolio’s silver holdings may include bullion-type silver coins minted by the U.S. Treasury.

        Swiss franc assets. The Permanent Portfolio also holds Swiss franc assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the U.S. or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank, and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks discussed under “Risk Factors and Special Considerations - Foreign investments” in the Prospectus.

        Real estate and natural resource company stocks. Investments in the Permanent Portfolio’s real estate and natural resource company stocks category are generally common stocks, but the Permanent Portfolio may acquire preferred stocks, shares of beneficial interest in real estate investment trusts and American Depository Receipts (“ADRs”) on stocks within this category. The Permanent Portfolio will invest in a security in this category only if it is listed on a national securities exchange in the United States, the principal exchange of a foreign country, as determined by the Board of Directors, or is an over-the-counter stock quoted on NASDAQ.

        Aggressive growth stocks. Investments in the Permanent Portfolio’s aggressive growth stocks category, and investments in the Aggressive Growth Portfolio, may include stock warrants, which are long-term options to purchase shares of stock at a fixed price. Most stock warrants are subject to expiration, which causes their value to dwindle with the passage of time. Each of the Permanent Portfolio’s and the Aggressive Growth Portfolio’s total investments in warrants is limited to a value (at the lower of cost or market) not to exceed 5% of the Portfolio’s net assets; and warrants which are not listed on the New York or American Stock Exchanges may not exceed 2% of the Portfolio’s net assets.

        Short-term corporate bonds. Investments in the Permanent Portfolio’s dollar asset category, and investments in the Versatile Bond Portfolio, may include short-term corporate bonds rated “A” or higher by Standard & Poor’s when acquired by the Portfolio, but whose ratings subsequently have become downgraded. Ordinarily, the Portfolio will sell any investment that has been downgraded below Standard & Poor’s “A” rating, but may retain such an investment if, in the opinion of the Fund’s management, the investment still appears secure enough to escape default even under deflationary economic conditions and if such investments in the aggregate do not exceed 2% of the Portfolio’s net assets.

        Illiquid Investments

        The Permanent Portfolio may hold in the aggregate a maximum of 10%, and the Aggressive Growth Portfolio may hold in the aggregate a maximum of 5%, of its net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists, including repurchase agreements maturing in more than seven days. For this purpose, securities of U.S. issuers are deemed to have no readily available market quotation if they are restricted securities (securities that must be registered under the Securities Act of 1933, as amended (“1933 Act”), before they may be offered or sold to the public); securities of non-governmental foreign issuers are deemed to have no readily available market quotation if they are not listed or traded on a recognized domestic or foreign securities exchange; other assets of the Portfolio are deemed to have no ready market for resale if, in the opinion of the Fund’s Board of Directors, no bona fide market exists for the asset at the time of its purchase or subsequent valuation. However, no investment is counted toward the limit if its bid/asked spread (on bona fide quotes from dealers and market-makers) normally is less than 4%, or if it is subject to a put option exercisable in seven days or less or a forward contract that matures in seven days or less.

        Such illiquid investments may include investments in a broker-dealer subsidiary of the Fund in amounts not to exceed in the aggregate 1% of the Permanent Portfolio’s net assets and 2% of the Aggressive Growth Portfolio’s net assets. The Fund has, however, liquidated and dissolved its broker-dealer subsidiary World Money Securities, Inc., and has no present plans to hold such investments in the future. Also, see “Investment Restrictions” below.

        If through the appreciation of restricted securities and other assets for which no readily available market quotation or ready market exists or through the depreciation of unrestricted securities or other assets for which a ready market does exist, more than 10% of the Permanent Portfolio’s net assets, or more than 5% of the Aggressive Growth Portfolio’s net assets, should be invested in illiquid assets, then the Fund’s management would consider appropriate steps to protect its liquidity. Less than 5% of the Permanent Portfolio’s assets and less than 5% of the Aggressive Growth Portfolio’s assets during the last fiscal year were considered to be illiquid investments, and the Permanent Portfolio and the Aggressive Growth Portfolio each intends that less than 5% of its assets will be considered to be illiquid investments during the current fiscal year.

Offsetting and Indirect Investments

        The Permanent Portfolio, in carrying out its investment and tax planning policies and in maintaining the Target Percentage for each investment category, and the Aggressive Growth Portfolio, in carrying out its investment and tax planning policies, each may write covered call options and purchase put options on stocks that it owns, make short sales of stocks that it owns, and borrow money and enter into reverse repurchase agreements. The Permanent Portfolio also may buy and sell gold, silver and Swiss francs in the forward market (including through the purchase and sale of futures contracts). None of the Permanent Portfolio’s assets during the last fiscal year was subject to or consisted of covered call options, put options, forward contracts, short sales, borrowed money or reverse repurchase agreements, and the Permanent Portfolio anticipates that none of its assets will be subject to or consist of such investments or techniques during the current fiscal year. None of the Aggressive Growth Portfolio’s assets during the last fiscal year was subject to or consisted of covered call options, put options, short sales, borrowed money or reverse repurchase agreements, and the Aggressive Growth Portfolio anticipates that none of its assets will be subject to or consist of such investments or techniques during the current fiscal year. Although these devices are commonly associated with speculative, short-term trading, each of the Permanent Portfolio and the Aggressive Growth Portfolio is prohibited from using them, and will not use them, for such purpose (or in contravention of such rules and regulations or orders as the Securities and Exchange Commission (“SEC”) may prescribe). The Permanent Portfolio will use short sales, forward contracts, put and call options, borrowings and reverse repurchase agreements only to reduce discrepancies between the Permanent Portfolio’s actual holdings and the Target Percentages in instances where the devices appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. The Aggressive Growth Portfolio will use such devices only in instances where they appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. Each of the Permanent Portfolio and the Aggressive Growth Portfolio expects, when it uses put and call options, forward contracts, and short sales, actually to make or accept delivery of the underlying asset. The Permanent Portfolio and the Aggressive Growth Portfolio would elect not to make or accept delivery only when so electing would, in the opinion of the Fund’s management, achieve an advantage in price, yield, or tax planning. In such instances, those Portfolios would enter into an offsetting option transaction (selling the put and purchasing the call), or an offsetting forward transaction (selling or purchasing a forward contract, as the case might be), or would close out the short sale by purchasing and delivering the underlying securities. Those Portfolios generally would incur additional brokerage costs in doing so. The Permanent Portfolio may engage in forward contracts and short sales outside of the United States, which might entail additional risks. See “Risk Factors and Special Considerations - Foreign investments” in the Prospectus.

        As an example of how the Permanent Portfolio might use the strategies described above, if the Permanent Portfolio’s actual holdings of gold exceeded the Target Percentage of 20%, the Permanent Portfolio might enter into a forward sale for the excess amount. The quantity of gold subject to the forward sale then would be counted as an offset against the Permanent Portfolio’s actual holdings, and the payment receivable from the forward sale would be counted as a dollar asset.

        Similarly, the Permanent Portfolio might increase its position in an investment category by making purchases in the forward market. For example, if the Permanent Portfolio’s actual holdings of silver fell below the Target Percentage of 5%, the Permanent Portfolio might purchase silver in the forward market and count it as silver owned. The money payable to the seller upon delivery of the silver to the Permanent Portfolio would be counted as an offset against the Permanent Portfolio’s holdings of dollar assets.

        As a further example, the Permanent Portfolio or the Aggressive Growth Portfolio might use put and call options to effectively reduce its holdings of a particular stock. Those Portfolios would do so by writing (selling) call options on the shares of stock they owned and simultaneously purchasing put options (with the same expiration date and striking price) on the same stock. The effect of the option transactions would be virtually to eliminate the Portfolio’s interest in the price of the stock for the duration of the options, since the net value of the option position would (within narrow limits) change dollar for dollar with, but in the direction opposite to, changes in the price of the stock. The combined dollar value of the stock and the option position would be approximately fixed, but, due to competitive factors in the option market, normally would tend to rise gradually over the life of the options. Accordingly, while the option position remains open, the Permanent Portfolio would count the value of the stock together with the option position as a dollar asset.

        The Permanent Portfolio may borrow money or enter into reverse repurchase agreements in order to reduce its net holdings of dollar assets to the level called for by the Target Percentages, but the Portfolio may not and will not borrow for the purpose of speculative, short-term trading. The amount of any borrowing by the Permanent Portfolio would be counted as an offset against the Permanent Portfolio’s holdings of dollar assets, and the money borrowed would be invested to increase the Permanent Portfolio’s holdings in other investment categories to the levels called for by the Target Percentages.

        Additional information regarding offsetting and indirect investments appears below.

        Put and call options. In exchange for a premium, the seller (writer) of a call option grants to the option buyer the right, until a certain expiration date, to purchase shares of stock at a fixed price (the striking price). For a speculative trader, the risk assumed by selling a call option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s striking price. In that case, the speculative option seller (unlike the Permanent Portfolio and the Aggressive Growth Portfolio, which would own the underlying stock) could be forced to purchase the stock to cover the option and deliver it to the option buyer. The difference between the option’s striking price and the stock’s price in the open market would represent a loss to the option seller.

        By paying a premium, the purchaser of a put option acquires the right, until a certain expiration date, to sell shares of stock at a fixed striking price. For a speculative trader, the risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s striking price. In that case, the option would expire worthless and the entire amount invested in it would be lost.

        The purchase of a put option simultaneously with the sale of a call option (on the same stock and with the same striking price and expiration date) is considered in economic effect a short sale of the underlying stock; the net value of the option position tends to change dollar for dollar with, but in a direction counter to, the price of the underlying stock. The Permanent Portfolio or the Aggressive Growth Portfolio might enter into a short sale, instead of a combined option transaction, of a particular stock that it owned if no option were available on the stock or if the short sale provided an advantage in price over a combined option transaction.

        The combined option transaction also involves both the payment of a premium (for the purchase of the put option) and the receipt of a premium (from the sale of the call option). For a speculative trader, the risk of such a combined option transaction is that the price of the underlying stock will rise. In that case, each one-dollar rise in the price of the stock would result in a loss of approximately one dollar on the combined option transaction.

        The only type of option transaction which the Permanent Portfolio or the Aggressive Growth Portfolio may enter into as an offsetting or indirect investment is the combined transaction described in the preceding paragraph. However, those Portfolios will enter into such a transaction only if they actually own the stock to which the options apply, and they will continue to hold the option position only while they continue to hold the stock. Thus, any loss on a permissible option transaction should be approximately equaled by a gain on the price of the stock. Consequently, those Portfolios will not be exposed to the risks normally associated with the speculative use of put and call options.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio has adopted the following operating policies with respect to option transactions used as offsetting or indirect investments, which may be changed only by the Fund’s Board of Directors:

  the aggregate value of the stock underlying option transactions, determined as of the date the options are entered into, will not ordinarily exceed 10% and may not exceed 25% of such Portfolio’s net assets. Neither of such Portfolio’s net assets during the last fiscal year were subject to option transactions, and each of such Portfolios intends that less than 5% of its net assets will be subject to option transactions during the current fiscal year;

  the stock underlying the options must be listed on a national securities exchange, and the option must be issued by the Chicago Board Options Clearing Corporation;

  the aggregate premiums paid for all put options purchased by such Portfolio and held by such Portfolio at any one time will not exceed 2% of such Portfolio’s net assets;

  the stock underlying the options must be qualified within such Portfolio’s investment categories; and

  the maximum term of the options will not exceed nine months.

        Any gain (or loss) on stocks liquidated through such an option transaction would be recognized in the year the options are exercised. During most months of the year, options are available that do not expire until the following year. Thus, provided that the holder of the call option which the Permanent Portfolio or the Aggressive Growth Portfolio has sold does not exercise it before the end of the year in which it is written, the Portfolio could use a combined option transaction to defer recognition of a capital gain (or loss) into the following year. In some cases, those Portfolios might want to accomplish such a deferral in order to offset the gain (or loss) of one stock position against the loss (or gain) from the sale of other assets. In addition, the net proceeds of a stock liquidation through a combined option transaction may be greater, even allowing for brokerage costs, than through a direct sale.

        The foregoing discussion applies only to option transactions used as offsetting or indirect investments and has no application to the acquisition of stock warrants by the Permanent Portfolio or the Aggressive Growth Portfolio. See “Investment Categories - Aggressive growth stocks” in this SAI.

        Forward contracts. A forward purchase obligates the purchaser to pay a fixed price for a commodity (or currency) to be delivered at a fixed date in the future. A forward sale is the counterpart of a forward purchase; it obligates the seller to deliver a commodity (or currency) on a fixed date in the future in exchange for a fixed price.

        Except for futures contracts (the type of forward contract that is traded on a U.S. futures exchange), forward contracts usually are settled in cash at the contract’s maturity date. A futures contract, on the other hand, usually involves daily settlement, in cash, of the gain or loss on the commodity’s price each day. Commodity futures contracts traded on U.S. commodity exchanges are subject to the regulation of the exchange and of the Commodity Futures Trading Commission under the Commodity Exchange Act, in order to prevent price manipulation and excessive speculation, and to promote orderly and effective commodity futures markets. Such regulations may include trading and daily price limits, position limits and margin requirements. Forward contracts with a bank or dealer generally are not secured or guaranteed by an exchange, clearing corporation, or similar entity.

        Because it is possible to enter into forward purchase and sales contracts by making an initial payment of as little as 5% (or even less) of the value of the commodity, forward contracts can involve a high degree of risk; even a small decline in the price of the commodity could result in the loss of most or all of the cash invested. The Permanent Portfolio, however, will not trade in commodity forward contracts; it will enter into forward purchases only for amounts of commodities (or Swiss francs) needed to meet the Target Percentages, and it will enter into forward sales only for amounts of commodities (or Swiss francs) it actually owns that exceed the Target Percentages. Consequently, the Permanent Portfolio will not be subject to the high degree of risk associated with the speculative use of forward contracts, although each forward transaction, viewed in isolation, would still appear to involve the risks normally associated with forward contracts. Furthermore, the Permanent Portfolio has adopted the following operating policies, which may be changed only by the Fund’s Board of Directors:

  the Permanent Portfolio will use forward contracts only to acquire and dispose of actual commodities (or Swiss francs) within the Target Percentages, and not for any speculative purpose;

  the Permanent Portfolio will enter into forward contracts only through a regulated U.S. commodity exchange or dealers who are members of or affiliated with members of a regulated U.S. commodity exchange, or with the ten largest (in assets) U.S. banks or ten largest (in assets) Swiss commercial banks, excluding cantonal and savings banks, as determined by the Swiss National Bank;

  the Permanent Portfolio’s net assets plus borrowings by the Permanent Portfolio and the aggregate price of all commodity forward contracts owned by the Permanent Portfolio (measured by multiplying the number of units to which the contracts refer by the price per unit specified) will equal at least 300% of the aggregate price of all commodity forward contracts owned by the Permanent Portfolio and any borrowings. If the 300% requirement specified above is not being met at any time, the Permanent Portfolio will take the necessary steps to restore the 300% coverage within three business days. Sales of commodity forward contracts in order to comply with this 300% limitation may have an adverse impact on the Permanent Portfolio;

  the Permanent Portfolio will segregate, and maintain in a segregated account until the commodity forward purchase contract is closed out, cash or U.S. government securities equal in value to the purchase price required to be paid by the Permanent Portfolio due on the settlement date under the contract;

  the Permanent Portfolio will not invest (including the placing of additional margin deposits) more than twice the amount of the original margin deposit in any commodity forward contract; and

  the Permanent Portfolio will not invest in, or be contingently obligated in connection with, commodity contracts in an amount exceeding 10% of its assets.

        The assets maintained in the segregated account referred to above will continue to be treated as dollar assets for purposes of the Target Percentages until the settlement date under the contract.

        The Permanent Portfolio did not engage in any forward contracts during the last fiscal year, and does not intend to engage in any forward contracts during the current fiscal year.

        Short sales. A short sale obligates the seller to deliver a security at a later, perhaps indefinite, date. In return, the seller receives a price that is fixed on the date of the sale. For a speculative trader, the risk of making a short sale is that the price of the security will rise, forcing the short seller to purchase the security at a higher price than he receives from the short sale. In principle, the potential loss is unlimited, since there is no absolute limit on how high an investment’s price might rise.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio will enter into short sales only of stocks which it contemporaneously owns, and it will retain such stocks so long as the short position remains open. (In other words, those Portfolios will enter into short sales “against the box.”) Consequently, those Portfolios will not be exposed to the risks associated with the speculative use of short sales. Neither the Permanent Portfolio nor the Aggressive Growth Portfolio entered into short sales during its last fiscal year, nor intends to enter into short sales during its current fiscal year. Furthermore, the Permanent Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to short sales, which may be changed only by the Fund’s Board of Directors:

  such Portfolio will limit the dollar amount of short sales at any one time to a value ordinarily not to exceed 10% and in no instance to exceed 25% of its net assets; and

  the value of securities of any one issuer in which such Portfolio may be short will not exceed the lesser of 2% of the value of such Portfolio’s net assets or 2% of the securities of that class of that issuer.

        For tax purposes, a capital gain (or loss) on a short sale is generally recognized when the seller makes delivery of the securities he has sold short. A short sale “against the box” is treated as a constructive sale of the underlying security at the time it is entered into. The gain (or loss) is long-term only if the securities had been held for more than the applicable minimum holding period for long-term capital gains at the time of the short sale.

        Borrowed money. The purchase of investments with borrowed money can entail a higher degree of risk from price fluctuations than a cash purchase using one’s own funds, since the borrowings allow the buyer to purchase more of the investment than he could using only his own cash (“Leverage Risk”). For example, if the buyer finances a purchase 50% with his own cash and 50% with borrowed funds, each 1% decline in the price of the investment would result in a 2% decline in the net value of his position in the investment. A 50% decline in price would result in a total loss. In addition, the buyer would incur interest expense on borrowed funds.

        Borrowing also can add to the risk of loss from investment price fluctuations if the borrowing increases the average length to maturity of the borrower’s net dollar assets, since such borrowing may increase the borrower’s exposure to fluctuations in the prices of dollar assets due to changes in interest rates (“Interest Rate Risk”). However, as indicated under “Investment Categories” above, the average length to maturity of the Permanent Portfolio’s net dollar assets may not exceed fifteen years - a term structure that the Permanent Portfolio could achieve without the use of borrowed money. Consequently, the Permanent Portfolio’s ability to borrow will not increase its potential exposure to loss from investment price fluctuations due to Interest Rate Risk. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to borrowings:

  the amount of money such Portfolio may borrow will be limited by the Investment Company Act of 1940, as amended (“1940 Act”), so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of such Portfolio’s assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If, due to market fluctuations or other reasons, the value of such Portfolio’s assets falls below the coverage requirement of the 1940 Act, such Portfolio will, within three business days, reduce its debt to the extent necessary. To do this, such Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

  such Portfolio may borrow only from banks in accordance with the 1940 Act, and will also be subject to applicable margin limitations imposed by regulations adopted by the Federal Reserve Board;

  in observing these limits, such Portfolio will count the proceeds of reverse repurchase agreements (see below) as borrowed money; and

  such Portfolio will segregate, and maintain in a segregated account until the borrowing is repaid, cash, U.S. government securities or other appropriate liquid assets equal to the amount borrowed. See “Forward contracts” above for the treatment of the segregated assets.

        No Portfolio engaged in any borrowings during the last fiscal year, and no Portfolio intends to engage in any borrowings during the current fiscal year.

        Reverse repurchase agreements. A reverse repurchase agreement is a special device for borrowing money. Under such an agreement, the borrower sells an investment (usually a bond, money market instrument or other dollar asset) and agrees to repurchase it later at a fixed price. Because it is possible to borrow nearly the entire purchase price of a bond or other dollar asset through a reverse repurchase agreement, such agreements can be used by traders to speculate on price changes, especially price changes associated with declines in interest rates. Such speculation is highly risky, since an unforeseen rise in interest rates could cause a loss that equaled or even exceeded the cash invested.

        Neither the Permanent Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will use reverse repurchase agreements for any speculative purpose. Reverse repurchase agreements have virtually the same effect on a Portfolio as borrowing. Those Portfolios might enter into a reverse repurchase agreement, instead of a borrowing, if the reverse repurchase agreement provides an advantage in interest rate over a borrowing. None of the Permanent Portfolio’s, the Versatile Bond Portfolio’s or the Aggressive Growth Portfolio’s net assets during the last fiscal year were subject to reverse repurchase agreements, and none of such Portfolios intends that its net assets will be subject to reverse repurchase agreements during the current fiscal year.

        The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio will count the proceeds of a reverse repurchase agreement as borrowed money. Consequently, as in the case of direct borrowing (discussed above) a Portfolio’s use of reverse repurchase agreements should not add to its potential risk of loss from investment price fluctuations. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to reverse repurchase agreements:

  such Portfolio will enter into only those reverse repurchase agreements that have a specified repurchase price;

  such Portfolio will enter into reverse repurchase agreements only with banks; and

  such Portfolio will segregate, and maintain in a segregated account until the reverse repurchase agreement is closed out, cash, U.S. government securities or other appropriate liquid assets equal to the repurchase price. See “Forward contracts” above for the treatment of the segregated assets.

        Default risk. Put and call options, forward purchases, short sales, borrowings and reverse repurchase agreements all involve contracts between a Portfolio and a bank, broker, dealer or clearinghouse. A default by any of them could expose the Portfolio to serious loss. Although the risk of such a loss is small, the Fund’s management intends to reduce a Portfolio’s exposure by giving preference to banks, brokers, dealers and clearinghouses which, in the opinion of the Fund’s management, have an especially high degree of creditworthiness and by giving preference to transactions that require the corresponding party to pledge or otherwise deliver or establish collateral to the benefit of such Portfolio.

Strategic Portfolio Adjustments

        Because investment prices are constantly changing, the actual composition of the Permanent Portfolio’s holdings will never exactly match the Target Percentages. Ordinarily, whenever the Permanent Portfolio’s actual holdings in any investment category deviate from the category’s Target Percentage by more than 1/10th of the Target Percentage, the Permanent Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days from the initial day of such deviation.

        The Permanent Portfolio’s management is authorized to delay portfolio adjustments whenever, in its opinion, extraordinary circumstances make it desirable to do so. In the event of such a delay, the Permanent Portfolio’s actual holdings in one or more investment categories could deviate by more than 1/10th from the Target Percentages for those categories for a period in excess of thirty days. Circumstances that might occasion a delay include:

1.	A disorderly market, i.e., when the differences between the buying and selling prices (bid and asked) quoted by market makers and investment dealers are, in the opinion of the Fund’s management, abnormally large;

2.	A banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions;

3.	The inability to make a portfolio adjustment without recognizing a large short-term capital gain; and

4.	The inability to make a portfolio adjustment without jeopardizing the Permanent Portfolio’s federal tax status as a regulated investment company.

        The Permanent Portfolio will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

        A Portfolio may acquire assets from another Portfolio that are otherwise qualified investments for the Portfolio, so long as neither Portfolio bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition. Any such transaction would be a cash purchase or sale of a security for which market quotations are readily available, at its independent current market price, in a manner consistent with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder.

Investment Restrictions

        The investment policies and restrictions described in the Prospectus and this SAI are intended to remain in force indefinitely. The investment restrictions described below have been adopted by the Fund as operating policies and are subject to change by the Fund’s Board of Directors. However, the Fund will not change any operating policy without notifying its shareholders in advance. The Fund will not:

1.	Purchase securities of companies for the purpose of exercising control or management.

2.	Purchase securities on margin, although the Permanent Portfolio may enter into commodity forward contracts (but only in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI) and obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.

3.	Purchase securities of any other registered open-end investment company except as part of a merger or consolidation.

4.	Invest in straddles or spreads.

5.	Purchase from or sell to any officer, director or employee of the Fund, or its investment adviser, or any of its members, managers or employees, any securities other than shares of any Portfolio of the Fund.

6.	Purchase or retain the securities of any issuer if those officers and directors of the Fund or members of its investment adviser owning individually more than 1/2% of a class of securities of such issuer together own more than 5% of such securities of such issuer.

7.	Retain a custodian for its assets which shall be other than a bank or trust company having at least $2,000,000 in aggregate capital, surplus and undivided profits and, upon the resignation or inability to serve of the custodian, the Fund shall use its best efforts to obtain and transfer its assets to a similarly qualified custodian or submit to its stockholders the question whether to function without such a custodian.

8.	Invest more than 5% of the value of the total assets of a Portfolio in securities of companies which together with predecessors have a record of less than three years’ continuous operation.

9.	Pledge, mortgage or hypothecate assets of any Portfolio having a market value greater than 15% of the value of that Portfolio’s gross assets (taken at cost), except to secure permitted borrowings of that Portfolio. Less than 5% of the value of any Portfolio’s gross assets during the last fiscal year were pledged, mortgaged or hypothecated, and each Portfolio intends that less than 5% of the value of its gross assets will be pledged, mortgaged or hypothecated during the current fiscal year.

10.	Use as security for borrowings of any Portfolio more than 35% of value of that Portfolio’s assets. Less than 5% of value of any Portfolio’s assets during the last fiscal year were used as security for borrowings of that Portfolio, and each Portfolio intends that less than 5% of value of its assets will be so used during the current fiscal year.

        Under the 1940 Act, certain policies of the Fund may not be changed unless authorized by the vote of a majority of its outstanding voting securities. In addition to those fundamental policies described in the Prospectus, without shareholder approval:

1.	Subject to the policy regarding a wholly-owned broker-dealer subsidiary, the Fund will not act as a securities underwriter of other issuers except to the extent that acting as such may be necessary to dispose of securities acquired by the Fund. (However, in connection with the disposition of “restricted securities” and securities for which there is no readily available market quotation, the Fund may be deemed to be an underwriter under certain federal securities laws.)

2.	The Fund will not lend its assets to its officers, directors, investment adviser or affiliates of its investment adviser, nor shall such persons take long or short positions in shares of the Fund (which prohibition shall not prevent them from acquiring such shares for investment purposes at the current net asset value).

3.	No Portfolio will concentrate its investments in any particular industry or group of industries (i.e., no more than 25% of the value of any Portfolio’s assets, other than securities issued by the United States government or an agency or instrumentality thereof, will be invested in any one industry).

4.	No Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 5% of that Portfolio’s total assets (taken at market value) would be invested therein. For this purpose, options on the stock of any corporation will be deemed to be securities issued by that corporation.

5.	Subject to the policy regarding a wholly-owned broker-dealer subsidiary, neither the Permanent Portfolio nor the Aggressive Growth Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

6.	Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

7.	The Permanent Portfolio will not borrow money, issue senior securities, purchase or sell real estate (including real estate limited partnerships) or commodities or oil, gas or other mineral leases, or make loans to other persons, except as follows: the amount of money the Permanent Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of the Permanent Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). In observing these limits, the Permanent Portfolio will count the proceeds of reverse repurchase agreements as borrowed money.

8.	Neither the Treasury Bill Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will borrow money, issue senior securities, purchase or sell real estate (including limited partnership interests) or commodities or oil, gas or other mineral leases, make loans or lend its assets to other persons, hold more than 5% of its net assets in investments which are not readily marketable, engage in short sales or write put options or uncovered call options (other than as noted above), except as follows: the amount of money any such Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of the respective Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions).

9.	Notwithstanding any other policy of the Permanent Portfolio, the Permanent Portfolio may form a wholly-owned subsidiary for the purpose of engaging in broker-dealer activities. The total amount of the Permanent Portfolio’s capital contributions to such subsidiary shall be limited to an amount not to exceed, in the aggregate, 1% of the net assets of the Permanent Portfolio as of the time that any capital contribution is made. The Permanent Portfolio shall not make any capital contribution to such subsidiary that would increase the then current value of the Permanent Portfolio’s investment in the subsidiary to an amount in excess of 1% of the then net assets of the Permanent Portfolio.

ORGANIZATION AND MANAGEMENT

Fund History

        The Fund was incorporated under the laws of Maryland on December 14, 1981, under the name “Permanent Portfolio Fund, Inc.” and changed its name to “Permanent Portfolio Family of Funds, Inc.” on August 10, 1988. The Fund was originally organized with a single Portfolio which commenced operations as an investment company on October 15, 1982. That Portfolio continues, with the same investment policy, and is now called the Fund’s “Permanent Portfolio.” The Fund’s Treasury Bill Portfolio commenced operations on May 26, 1987, the Fund’s Aggressive Growth Portfolio commenced operations on January 2, 1990 and the Fund’s Versatile Bond Portfolio commenced operations on September 27, 1991. The Fund may offer additional Portfolios from time to time.

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights,” or, the “Investment Adviser”) as its investment adviser. The Investment Adviser is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Its manager and sole member is Michael J. Cuggino, who is also its President and Chief Executive Officer. Pacific Heights’ offices are located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111. Mr. Cuggino also serves as President and a director of the Fund. See “Board of Directors.” While the Investment Adviser has only recently been formed and has a limited operating history, there is no known financial condition affecting it that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under its investment advisory contract.

        The services the Investment Adviser provides to the Fund and the compensation it receives are defined in an investment advisory contract (the “Contract”) between the Fund and Pacific Heights, dated November 24, 2002. The Contract is substantially similar to the Fund’s previous investment advisory contract with World Money Managers (“World”), the Fund’s former investment adviser. World received the following investment advisory fees from each Portfolio for the last three fiscal years under its then-existing investment advisory contract with the Fund:

Advisory Fees Paid for Fiscal Year Ended January 31

	2003	2002	2001

Permanent Portfolio	$ 658,073	$ 586,956	$ 629,218
Treasury Bill Portfolio(1)	430,080	462,377	505,050
Versatile Bond Portfolio(2)	165,436	169,494	130,272
Aggressive Growth Portfolio	239,475	260,351	277,658

(1)	Net of investment advisory fees waived of $342,051, $369,687 and $401,704 for the fiscal years ended January 31, 2003, 2002 and 2001, respectively.
(2)	Net of investment advisory fees waived of $82,191, $86,804 and $66,064 for the fiscal years ended January 31, 2003, 2002 and 2001, respectively.

        During the year ended January 31, 2003, World voluntarily agreed to waive portions of the investment advisory fee allocable to the Treasury Bill Portfolio and to the Versatile Bond Portfolio to the extent that either Portfolio’s total investment advisory fee otherwise would exceed an annual rate of 5/8ths of 1% (.6250%), in the case of the Treasury Bill Portfolio, or 3/4ths of 1% (.7500%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Fund’s Investment Adviser intends voluntarily to waive, for at least through the end of calendar year 2003, the portions of the investment advisory fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s investment advisory fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. Thereafter, the Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

        The Contract also provides that the Investment Adviser shall not be liable to the Fund or to any shareholder for anything done or omitted by it, including losses sustained by the Fund in the purchase, holding or sale of any Fund investment, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by the Contract.

        The Contract was most recently approved by the Board of Directors of the Fund, including a majority of the Fund’s directors who are not “interested persons” of the Fund (“Independent Directors”), on November 24, 2002. The Contract was most recently approved by a majority of the outstanding voting securities of each of the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio on May 1, 2003.

        In making its determination to approve the Contract, the Fund’s Board of Directors, including its Independent Directors, considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s investment advisory arrangements as in effect from year to year. In addition, the directors gave particular consideration to matters relating to the possible effects of the change in investment advisers (from World to Pacific Heights) on the Fund. As a general matter, the directors considered the activities currently performed and services provided to the Fund by Mr. Cuggino, who is the principal officer of Pacific Heights. In particular, the directors considered that Mr. Cuggino is thoroughly involved in the day-to-day operations of the Fund, including identifying and making suggestions as to proposed investments, including the purchase and sale thereof, coordination and direction of operational matters, including arrangements with various service providers to the Fund, and providing substantial administration and oversight in connection with shareholder services. In its consideration of the Contract, the Board of Directors considered the following additional material factors and reached the following conclusions:

(a)	the nature, quality and extent of the investment advisory, administrative and other services to be provided to the Fund by Pacific Heights, from which the Board concluded that such services would be comparable to those previously provided by World and that Mr. Cuggino, by virtue of his experience with the Fund for over twelve years, was qualified to provide such services;
(b)	comparative data with respect to the investment advisory fees paid by other funds with similar investment objectives as the Fund’s Portfolios (to the extent reasonably available), from which the Board concluded that the proposed investment advisory fee was comparable;
(c)	the operating expenses and expense ratios of the Fund’s Portfolios compared to funds with similar investment objectives, from which the Board concluded that the Fund’s anticipated expenses and expense ratios were comparable;
(d)	the financial condition of Pacific Heights, including pro-forma financial information as to the anticipated operations of Pacific Heights, from which the Board concluded that Pacific Heights would have the financial ability to fulfill its commitment to the Fund under the Contract;
(e)	information about the services to be performed, their cost to the Fund and the personnel performing such services under the previous investment advisory contract and the Contract, from which the Board concluded that Pacific Heights would have adequate staffing and personnel competent to provide the contemplated level of services to the Fund, and at a cost that is comparable to that previously paid by the Fund;
(f)	the ability of Pacific Heights to continue providing investment advisory services of the same character and at least the same quality as previously provided by World, from which the Board concluded that such services would be of the same character and at least the same quality as those previously provided by World, by virtue of Mr. Cuggino’s experience with the Fund for over twelve years;
(g)	receipt of assurances from Pacific Heights that it has no plans to change or discontinue the arrangement whereby the investment adviser bears expenses of the Fund; and
(h)	the potential effect the retention of Pacific Heights may have on Fund performance, from which the Board concluded that there should be no material effect on Fund performance because of Mr. Cuggino’s familiarity with the policies and practices of the Fund.

     In addition to the factors listed above, the Board of Directors specifically considered the fact that under the Contract, each of the Fund’s Portfolios would incur investment advisory fees at the same percentage rate based on net assets. The Board noted that the previous investment advisory contract also calls for the payment of investment advisory fees for each Portfolio at the same percentage rate based on net assets, but that World had historically waived portions of the investment advisory fee allocable to the Treasury Bill Portfolio and to the Versatile Bond Portfolio to the extent that the Portfolio’s total investment advisory fee would exceed an annual rate of 5/8ths of 1% (.6250%), in the case of the Treasury Bill Portfolio, or 3/4ths of 1% (.7500%), in the case of the Versatile Bond Portfolio.  The Board received assurances from Pacific Heights that at least through the end of calendar year 2003, Pacific Heights intends voluntarily to waive portions of the investment advisory fee allocable to the Treasury Bill Portfolio and to the Versatile Bond Portfolio to the extent that the Portfolio’s total investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio.  Based on the fact that the Contract does not differ from the previous investment advisory contract in this respect, the Board concluded that the contracts were comparable.

     The directors also considered the effects of the safe-harbor provided by Section 15(f) of the 1940 Act.  Section 15(f) provides that a registered investment company’s investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser if two conditions are satisfied.   First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the investment adviser must consist of persons who are not “interested persons” of the investment adviser, as defined in the 1940 Act.  Second, no “unfair burden” may be imposed on the registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction.  “Unfair burden” means any arrangement, during the two years after the transaction, by which the investment adviser or any “interested person” of the investment adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from, or on behalf of, such investment company.  The directors determined that both conditions of the provision would be satisfied in that: (i) 75% of the director nominees who, were elected and assumed office upon completion of the transaction between World and Pacific Heights, were not “interested persons;” and (ii) the aggregate investment advisory fees and other expenses payable by the Fund and its shareholders under the Contract are substantially similar to those payable under the previous investment advisory contract.

     After considering all of the factors stated above, the Board of Directors, including all of the Independent Directors, by unanimous vote, approved the Contract.

        The Contract will continue in force and may be renewed from year to year thereafter with respect to a Portfolio, provided that any such renewal has been specifically approved annually by the vote of a majority of the outstanding voting securities of the Portfolio, or by the Fund’s Board of Directors. In addition, to continue in force, the Contract must be approved annually by a majority of the Fund’s Independent Directors, voting in person at a meeting called for the purpose of considering continuation of the Contract.

        The Contract may be terminated by either party without penalty on sixty days’ written notice to the other party. Such termination may be effected on behalf of the Fund by its Board of Directors, or by a vote of a majority of its outstanding voting securities, or on behalf of a Portfolio of the Fund by a vote of a majority of the outstanding voting securities of that Portfolio. Assignment of the Contract to another party automatically terminates it.

        Additional information regarding the Contract is set forth in the Prospectus under “Management - Investment Adviser.”

Board of Directors

        The business and affairs of the Fund are managed under the direction of the Board of Directors who exercise all powers of the Corporation granted under Maryland law.

DIRECTORS AND OFFICERS (1)(4)

Name	Address	Age	Director Since*	Current Position with the Fund, Principal Occupations During Past Five Years and Directorships of Public Companies

Independent Directors (2)(5)

David P. Bergland	Costa Mesa, CA	67	1992	Director. Attorney specializing in business litigation, currently a sole practitioner in Costa Mesa, California. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

Hugh A. Butler	Salt Lake City, UT	50	1996	Director. Executive Vice President, Credit Union Services Division, of Aurum Technology, Inc., a privately held software and services corporation since 2003. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial service organizations, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

Mark Tier	Hong Kong	55	1986	Director. Self-employed marketing consultant in Hong Kong and Manila for more than the preceding five years. Mr. Tier has served as a director of the Fund since 1986 and oversees all four of the Fund’s Portfolios.

Interested Directors and Officers (3)

Michael J. Cuggino	San Francisco, CA	40	1998	President, Treasurer and Director. A Certified Public Accountant, Mr. Cuggino has served as Treasurer of the Fund since 1993, its President since 2003, as a director of the Fund since 1998 and as a consultant to the Fund’s former investment adviser since 1991. Mr. Cuggino is the manager and sole member of the Fund’s Investment Adviser (also its President and Chief Executive Officer) and he oversees all four of the Fund’s Portfolios. Mr. Cuggino also served as Treasurer from 1993 through 2002 of Passport Financial, Inc., a financial publishing firm.

Robert B. Martin, Jr.	Pasadena, CA	58		Secretary. An attorney specializing in tax matters, currently a sole practitioner in Pasadena, California. Mr. Martin has served as a director of the Fund from its inception in 1982 through 2003, as legal counsel to the Fund and the Fund’s former investment adviser since 1994 and as Secretary of the Fund since 1998. Mr. Martin oversees all four of the Fund’s Portfolios. Mr. Martin has also served as Secretary and a director since 1993 of Passport Financial, Inc., a financial publishing firm.

(1)	The address for each officer and director is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111. A director serves until removal, resignation, death or until his or her respective successor is elected.
(2)	Not considered to be “interested persons” within the meaning of the 1940 Act.
(3)	Considered to be “interested persons” within the meaning of the 1940 Act. Mr. Cuggino is deemed an interested person because of his association with the Fund’s Investment Adviser. Mr. Martin is deemed an interested person because of his association as legal counsel to the Fund and the Fund’s former investment adviser.
(4)	No director or officer has any family relationship with another.
(5)	None of the Independent Directors nor their immediate family members, has during the past five years, held any positions with the Fund other than as a director, nor has any direct or indirect interest, the value of which exceeds $60,000, with or in: (i) the Fund; (ii) the Investment Adviser or an affiliated person of the Fund; or (iii) any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser of the Fund. In addition, none of the Independent Directors nor their immediate family members, has since the beginning of the last two completed fiscal years of the Fund, had any material interest, direct or indirect, in any transaction, or series of similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $60,000 to which any of the following persons was or is to be a party: (i) the Fund; (ii) any officer of the Fund; (iii) the Investment Adviser of the Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with such persons.

Standing Committees of the Board of Directors

        The Board of Directors held five meetings during the fiscal year ended January 31, 2003. Each director attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served. The Independent Directors held three meetings during the same period.

        There are four standing committees of the Fund’s Board of Directors. The Audit Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Tier) oversees the annual audit of the Fund by the Fund’s independent auditors and is responsible for the areas of audit coverage, the Fund’s financial statements and their presentation, internal controls and income tax issues. The Compensation Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Tier) is responsible for the establishment, review and oversight of the compensation levels of the Fund’s officers. The Legal Affairs Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland and Butler) oversees the legal affairs of the Fund and communications with counsel to the Independent Directors and the Fund. The Nominating Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Tier) considers and makes nominations as necessary of Independent Directors to fill such vacancies. It does not consider nominees recommended by shareholders. The Audit Committee held two meetings and the Legal Affairs Committee held two meetings during the Fund’s last fiscal year. The Compensation Committee and the Nominating Committee held no meetings over the same period.

Code of Ethics

        The Fund and its Investment Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act, which permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Share Ownership of Directors and Officers

     As of April 30, 2003, the Fund’s directors and officers owned shares in the Fund’s Portfolios as listed in the table below. As of the record date and except as noted below, none of the Fund’s directors or officers beneficially owned any equity securities in the Fund.

			Dollar Range of	Dollar Range of
Name	Number of Shares	Percent of Common Stock	Equity Securities in the Portfolio	Equity Securities in the Fund

Permanent Portfolio:
Mark Tier	2,032	*	$10,001 - $50,000	$10,001 - $50,000

Treasury Bill Portfolio:
None

Versatile Bond Portfolio:
Mark Tier	154	*	$1 - $10,000	$1 - $10,000

Aggressive Growth Portfolio:
Hugh A. Butler	642	*	$10,001 - $50,000	$10,001 - $50,000
Mark Tier	245	*	$10,001 - $50,000	$10,001 - $50,000

*	Less than 1% of the outstanding common stock of any of the Fund’s Portfolios, or of the Fund as a whole.

Share Ownership

        As of April 30, 2003, the following persons are known by the Board of Directors to own beneficially or to hold of record 5% or more of the outstanding common stock of any class of the Fund or of any Portfolio as of that date:

	Number of Shares	Percent
Name(1)	Held of Record	of Class

Permanent Portfolio:

Charles Schwab & Co., Inc.	1,264,805	25.853%
c/o Reinvest Account

National Investor Services Corp.	449,627	9.191%
c/o Special Custody Account

Versatile Bond Portfolio:

Bermuda Commercial Bank, Ltd. c/o Skye Nominees	175,259	53.188%

Aggressive Growth Portfolio:

Charles Schwab & Co., Inc. c/o Reinvest Account	36,235	12.162%

Bermuda Commercial Bank, Ltd. c/o Bercom Nominees	52,064	17.475%

(1)	The address for each holder is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111.

Compensation

        Under the Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the officers and directors of the Fund. The Fund currently compensates its President at a rate of $72,000 per annum and its Secretary and Treasurer at a rate of $48,000 per annum. Mr. Cuggino, as the Fund’s President and Treasurer, is compensated for serving as such at the current rate for each office. Each director of the Fund receives $6,000 per annum, plus $900 and out-of-pocket expenses for each Board of Directors meeting attended.

        On March 9, 1998, the Fund’s Board of Directors adopted the Permanent Portfolio Family of Funds, Inc. Long Term Disability Plan (the “Plan”). The Plan provides for payment by the Fund to any qualified officer of the Fund who is totally disabled (a “Participant”), as defined by the Plan, a disability benefit equal to 50% of the Participant’s salary as an officer as of the time the disability is determined, subject to cost-of-living adjustments, for a period not to exceed five years. The Plan is renewable annually and may be terminated by the Fund’s Board of Directors at any time prior to each annual renewal. The Plan was most recently renewed by the Fund’s Board of Directors on November 24, 2002.

        The table on the following page sets forth information on compensation paid by the Fund to each officer and director for services in such capacities during the fiscal year ended January 31, 2003.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits upon Retirement	(5) Total Compensation from Fund/Fund Complex Paid to Directors and Officers

Independent Directors

David P. Bergland, Director	$ 18,600	$ 0	$ 0	$ 18,600

Hugh A. Butler, Director	14,100	0	0	14,100

Mark Tier, Director	15,900	0	0	15,900

Interested Directors

Terry Coxon,(1) President and Director	84,300	0	0	84,300

Michael J. Cuggino,(2) Treasurer and Director	61,200	0	0	61,200

Robert B. Martin, Jr.,(3) Secretary and Director	62,100	0	0	62,100

(1)  Mr. Coxon retired as President and a director of the Fund on May 1, 2003.

(2)  Mr. Cuggino was appointed President and Treasurer of the Fund on May 1, 2003.

(3)  Mr. Martin, who serves as counsel to the Fund, was also paid $200 by the Fund during the fiscal year ended January 31, 2003 for legal services rendered in connection with matters arising as a result of the Proceeding (See “General Information - Regulatory Matters”).  Such fees are in addition to the amounts paid by the Fund’s former investment adviser for legal fees under the terms of the Fund’s investment advisory contract with its former investment adviser. Mr. Martin ceased serving as a director of the Fund on May 1, 2003.

CONSULTANTS

        As discussed under “ Consultants” in the Prospectus, Harry Browne and Douglas Casey serve as consultants to the Fund and the Investment Adviser. Each consulting agreement may be terminated on thirty days’ written notice to the other party, by either the Investment Adviser, the Fund or the consultant. Each agreement requires the Investment Adviser, during the term of the agreement and for sixty days after its termination, if any, to transmit to all Fund shareholders any written statement that the consultant may submit regarding the Fund or the Investment Adviser.

DISTRIBUTIONS AND TAXES

        Dividends from net interest and dividend income and net short-term capital gains, if any, generally will be taxable to shareholders as ordinary income. To the extent that such distributions consist of qualifying income from certain domestic sources, they may be subject to the 70% dividends-received deduction for corporate shareholders. The payor of a dividend on stock (as the Fund may be) may be required to withhold 31% of any reportable payments (which may include dividends, capital gains distributions and redemptions) paid to a noncorporate shareholder if that shareholder fails to provide the Fund with a valid taxpayer identification number. Other withholding requirements may apply to certain foreign shareholders.

        Any dividend paid by a Portfolio has the effect of reducing the Portfolio’s net asset value. Therefore, a dividend paid shortly after a shareholder’s investment in the Portfolio would represent, in substance, a return of capital to the shareholder. Nevertheless, the distribution would be subject to the income taxes discussed here and in the Prospectus.

        Redemption of Fund shares (including redemptions under a Systematic Withdrawal Plan) is a taxable event for redeeming shareholders. Any gain or loss realized on a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss, however, will be treated as a long-term capital loss to the extent of any capital gain distribution received by the shareholder in the year in which the loss is recognized if such shareholder held his shares for less than six months. Also, see “Redemption of Shares by the Fund-Tax Consequences of In-Kind Redemptions.”

        The Fund is required by federal law to ask each shareholder to certify on his Shareholder Account Application that the social security or taxpayer identification number provided is correct and that he is not subject to 31% backup withholding for previous underreporting to the Internal Revenue Service. If the application is not so certified, the Fund must withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) made to those shareholders’ accounts.

Foreign Taxes

        The Permanent Portfolio expects to earn interest income in Switzerland and possibly to earn interest or dividends in other foreign countries, principally Australia, Canada and Great Britain, which levy withholding taxes on payments made to U.S. corporations. In many cases, there are tax treaties between the U.S. and a foreign country which may qualify the Permanent Portfolio for a reduced rate of tax, usually provided that more than 75% of the Permanent Portfolio’s shares are owned by individuals who are residents or citizens of the United States.

        The Permanent Portfolio may be subject to withholding taxes on income derived from sources in other countries, but the Fund’s management anticipates that the amount of such taxes will not be significant. The Permanent Portfolio does not expect to be able to pass through any foreign tax credits to its U.S. shareholders. The Permanent Portfolio incurred no foreign income taxes deducted at the source, net of refundable taxes, during its last fiscal year.

COMPUTATION OF NET ASSET VALUES

        The net asset values of Fund shares are computed at the close of business of the New York Stock Exchange (usually 1:00 P.M. Pacific Time) every day that the Exchange is open for trading (“business day”). The Exchange is generally open for trading every Monday through Friday, but is closed for trading on certain customary national business holidays consisting of New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund has significant holdings that are principally traded on foreign exchanges which may be open for trading on days other than the Fund’s business days, the net asset values of the Fund’s shares may be significantly affected on days when investors have no access to the Fund. All awaiting and accepted requests for purchases and redemptions of Fund shares are executed, at a price equal to net asset value per share, immediately following the computation. See “Purchase of Shares from the Fund” and “Redemption of Shares by the Fund.”

        Net asset value per share of a Portfolio is computed by adding the current value of all the Portfolio’s assets, subtracting the amount of its liabilities (including proper accruals of expense items), dividing the result by the total number of outstanding shares of the Portfolio, and rounding up or down to the nearest cent per share. The current value of Fund assets is determined as follows: assets that are traded on one or more public exchanges (including stock options) will be valued at their most recent price of the day on the exchange on which they are principally traded. If there is no trading in such an asset on a business day, the asset will be valued at the mean between its bid and ask prices. Assets that are traded over-the-counter will be valued at the mean between their bid and ask prices. The Fund will value gold and silver each business day at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Deposits of Swiss francs will be valued each business day at the 4 p.m. (Eastern Time) price (converted into U.S. dollars) quoted by Reuters. Swiss government bonds will be valued each business day at the closing price in Zurich, Switzerland, converted into U.S. dollars at the 4 p.m. (Eastern Time) Swiss franc rate quoted by Reuters. Short-term securities will be marked to market daily. Assets for which there is no public market will be valued at the current price of substantially similar assets on the basis of comparable marketability, maturity, quality and type. All other assets (including restricted securities and forward contracts with banks or brokers) will be valued at fair value as determined in good faith by the Board of Directors. Also, the Fund may rely upon bona fide quotations obtained from sources other than those referred to above when doing so would, in the opinion of the Board of Directors, better serve the fair and accurate valuation of the Fund’s assets. In the event of an extraordinary occurrence or emergency which would affect the value of Fund assets traded on a foreign exchange, and which the Board of Directors learns of prior to 4:00 p.m. Eastern Time, those assets will be valued at fair value as determined in good faith by the Board of Directors.

        As of January 31, 2003, the net asset value (offering price and redemption price) per share of Common Shares in the Permanent Portfolio was $20.89, which was computed by dividing the Portfolio’s net assets, valued as described above, on that date ($78,674,473) by the number of its shares outstanding on that date (3,765,686). As of that date, the net asset value per share of Common Shares in the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio were $66.58, $60.82 and $58.14, respectively, as similarly computed.

PURCHASE OF SHARES FROM THE FUND

        Shares in each Portfolio are offered for sale continuously by the Fund. Investors who purchase such shares directly from the Fund pay no commissions or sales charges. The minimum initial investment in any Portfolio is $1,000. Shareholders may make additional investments at any time in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share, as described under “Computation of Net Asset Values,” next computed after receipt of the properly completed request by the Fund’s Transfer Agent. Please see “Purchase of Shares from the Fund” in the Prospectus for further information.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

        Complete and detailed records for each Shareholder Account are maintained by the Transfer Agent. A confirmation is sent to a shareholder at the time of each purchase, redemption or other transaction. Certificates for shares are issued without charge, but only when specifically requested in writing by the investor. Certificates are not issued for fractional interests.

        The Fund has authorized one or more broker-dealers to accept purchase and redemption orders for Fund shares on the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker-dealer, or if applicable, a broker-dealer’s authorized designee or intermediary, accepts the order. In such instances, an investor’s order will be priced at the Fund’s net asset value next computed after it is accepted by such an authorized broker-dealer or the broker-dealer’s authorized designee.

        Investors who purchase or redeem shares in the Fund through a broker-dealer may be charged a transaction fee by the broker-dealer, who may place such orders by telephone in accordance with the Fund’s procedures.

REDEMPTION OF SHARES BY THE FUND

        Shareholders may redeem all or some of their shares in any Portfolio.

        Subject to the limitations noted below, requests for redemption will be accepted for a Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Transfer Agent of the properly completed redemption request.

        Redemption requests must be accompanied by certificates, if issued, and must be sent to the Transfer Agent. Shareholders may be required to use a redemption form provided by the Fund. The Fund may refuse redemption requests not made in the proper manner. Please see “Redemption of Shares by the Fund” in the Prospectus for further information.

        Requests for redemption (whether in writing or by telephone) will be processed by the Transfer Agent at the net asset value next determined after receipt of the request. Because the net asset values per share of the Fund fluctuate (reflecting the market value of assets owned by the Portfolios), the amount a shareholder receives for a redemption may be more or less than the amount of his purchase and may be more or less than the net asset value on the date that a written redemption request is mailed. Any such redemptions are purely voluntary on the part of the shareholder.

Redemption Limitations

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, as follows:

  for any period during which the New York Stock Exchange is closed or trading thereon is restricted, as determined by the SEC;

  for any period during which the SEC determines that an emergency makes it impractical to dispose of portfolio securities or to calculate net asset values; or

  during any period for which the SEC has by order permitted a suspension for the protection of shareholders.

In-Kind Redemptions

        Subject to the restrictions set forth below, the Fund reserves the right to require redeeming shareholders in the Permanent Portfolio (but not shareholders in any other Portfolio) to accept readily tradable assets from the Permanent Portfolio in complete or partial payment of redemptions in instances where so doing would present an advantage to the Permanent Portfolio in pursuit of its tax planning objectives over a sale or other disposition of the asset. Although the Fund’s management believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemption, the assets would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages. The Fund would not require redeeming shareholders to accept any investment that is not readily saleable.

        Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments.

        In order to reduce the possibility of inconvenience or loss, the Fund has agreed that it will not exercise its right to make such a required in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer. Further, the Fund will not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by the Fund to sell assets distributed to him, the Fund would deliver the assets to the shareholder, or at his request, to his bank.

        The Permanent Portfolio makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objectives, and in order to adhere to the Target Percentages. See “Objectives and Policies” in the Prospectus. In accordance with these objectives, at the time the decision is made to dispose of assets from the Permanent Portfolio, the Fund will decide whether to sell the assets or to distribute them in satisfaction of redemption requests.

        If the Fund ever elects to dispose of assets through such required in-kind redemptions, it will inform the Transfer Agent of the specific assets to be used and the order in which to use them. The Transfer Agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the Transfer Agent would continue to effect all redemption requests for the Permanent Portfolio with in-kind distributions until the designated assets were exhausted or until the Fund instructed the Transfer Agent otherwise. The Fund might instruct the Transfer Agent otherwise, for example, if the Fund no longer intended to dispose of a designated asset or if a particular redemption request would result in a distribution of assets that, in the estimation of the Fund’s management, could not then be sold at a cost of 2% or less of the value of the assets.

        From time to time, the Fund at the request of a redeeming shareholder in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his redemption. To be accepted by the Fund, any such request for an in-kind payment must be made in writing and must be included in the redemption request to which it pertains. The Fund will accept a request for in-kind payment of redemption of shares in a Portfolio only as an alternative to making a sale of the respective asset in a transaction consistent with the Portfolio’s investment policies.

In-Kind Redemption Requests

        If the Fund ever elects to make assets available for in-kind payment of redemptions, it will inform the Transfer Agent of the specific assets to be used. The Transfer Agent thereafter would honor all written redemption requests for a particular such asset, in the order received, by distributing the designated asset. The Transfer Agent would continue to effect all redemption requests for a particular asset with in-kind payment until the asset was exhausted or until the Fund instructed the Transfer Agent otherwise. The Fund might instruct the Transfer Agent otherwise, for example, if the Fund no longer intended to dispose of the asset.

        The Fund makes no representation that it will attempt to protect any redeeming shareholder from inconvenience, expense or loss that results from an in-kind redemption requested by the shareholder.

        The Fund has adopted the following operating policies with respect to such in-kind redemptions:

  the Fund shall identify before 4:00 p.m. Eastern time of the day on which such identification is made any readily tradable assets held by a Portfolio that are available for in-kind redemption;

  any shareholder, (except an affiliate as set forth below) may request an in-kind redemption of shares in such Portfolio prior to 4:00 p.m. of such day, and any such request shall become irrevocable at 4:00 p.m. of such day;

  no such request for redemption shall be accepted for any Fund shares held by an affiliated person or other person specified in section 17(a) of the 1940 Act;

  the Fund will accept a request for an in-kind redemption only as an alternative to the sale of the asset to be distributed in a transaction consistent with the Portfolio’s investment policies;

  requested in-kind redemptions shall be limited to assets for which market quotations are readily available; and

  the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed.

Tax Consequences of In-Kind Redemptions

        Under present federal income tax laws, the tax consequences to an individual (noncorporate) shareholder of an in-kind redemption are similar to the consequences of a redemption for cash. See “Distributions and Taxes” in the Prospectus. The shareholder recognizes a capital gain (or loss) equal to the market value of the assets he receives minus the cost basis of the shares being redeemed. (The Fund would inform a shareholder as to its determination of the market value of any assets distributed to him.) The gain would be recognized by the shareholder in the period when the redeemed assets became constructively available to the shareholder (or the loss would be recognized immediately on the day the redemption is consummated), even though the shareholder did not subsequently sell the assets. The shareholder’s cost basis in the assets distributed in kind would equal their market value at the time of the redemption. The federal income tax consequences of an in-kind redemption to a corporate shareholder are complex, and corporations considering investing in the Fund should consult their tax advisers in this regard. Generally, no capital gain or loss would be recognized by a Portfolio upon a distribution of assets through an in-kind redemption.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Fund’s portfolio transactions are recommended by the Investment Adviser and placed by the Fund’s officers. The objective of the Fund in effecting portfolio transactions is to obtain the best available prices, taking into account services and the costs and promptness of executions. Some of the Fund’s purchases and sales of investments will be made directly with dealers and market-makers, usually without brokerage commissions. In other cases, the Fund will use a broker-dealer and will pay commissions. In many foreign countries, commission rates are fixed by governmental or exchange regulation or by industry agreement, and may be higher or lower than those charged on comparable transactions in the United States. There currently is no agreement or commitment to place orders with any dealer, market-maker or broker-dealer. The Fund in the past had directed certain portfolio transactions to World Money Securities, Inc. (“WMS”), its wholly owned broker-dealer subsidiary. In 1996, the Fund liquidated and dissolved WMS and has no current intention of having a broker-dealer subsidiary in the future. Please see the chart on the following page for information on commissions paid by the Portfolios.

PORTFOLIO COMMISSIONS AND TURNOVER

        Each Portfolio paid the following commissions and had the following portfolio turnover rates during the last three fiscal years:

	Fiscal Year Ended January 31

	2003	2002	2001

Total commissions paid
Permanent Portfolio	$ 25,300	$ 5,069	$ 11,531
Treasury Bill Portfolio	0	0	0
Versatile Bond Portfolio	0	0	0
Aggressive Growth Portfolio	11,590	7,587	8,524

Portfolio turnover rate
Permanent Portfolio	1.06%	1.07%	7.60%
Treasury Bill Portfolio	N/A	N/A	N/A
Versatile Bond Portfolio	69.58%	107.36%	96.36%
Aggressive Growth Portfolio	4.92%	5.23%	5.62%

        Neither the Fund’s Board of Directors, its officers nor the Investment Adviser intends to request research, statistical, securities pricing or other related services from any broker-dealer beyond what the broker-dealer provides to its customers generally, nor will the Fund’s Board of Directors, its officers or the Investment Adviser pay any broker additional commissions on portfolio transactions as an inducement to sell Fund shares. Nevertheless, the Fund’s officers may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to those which have provided research, statistical and related services to the Fund or the Investment Adviser for the benefit of the Fund. The Investment Adviser believes that while research and related services may be useful in varying degrees, they are of indeterminable value and may or may not reduce the expenses of the Investment Adviser.

        The Fund’s Board of Directors does not consider that it has an obligation to obtain the lowest available commission rate with respect to portfolio transactions to the exclusion of price, service and qualitative considerations. Nevertheless, the officers of the Fund and of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund’s Board of Directors does not authorize the payment of commissions to brokers in recognition of their having provided such services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

DISTRIBUTOR

        The Fund’s distributor is Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s Transfer Agent.

        The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. The Distributor is responsible for the continuous distribution of the shares of each of the Fund’s Portfolios.

        The Investment Adviser pays all customary fees and charges of the Distributor incurred by the Fund (see “Management – Investment Adviser” in the Prospectus).

TRANSFER AND DIVIDEND-DISBURSING AGENT

        The Fund’s transfer and dividend disbursing-agent is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (the “Transfer Agent”), telephone number (800) 341-8900 .

        The Transfer Agent maintains the records of each Shareholder Account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and disbursing agent, and performs other related shareholder service functions. See “Redemption of Shares By the Fund-In-Kind Redemptions.”

        The Investment Adviser pays all customary fees and charges of the Transfer Agent incurred by the Fund (See “Management-Investment Adviser” in the Prospectus).

CUSTODIAN

        The Fund’s custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 (the “Custodian”).

        The Custodian receives and deposits cash, holds all securities and other evidences of investments of the Fund, receives and delivers securities and other investments bought or sold by the Fund, and receives and collects income from the Fund’s investments. From time to time, but only upon direction of the Fund’s management, some of the Fund’s assets may be held in the London, Zurich or other foreign offices of the Custodian’s sub-custodians or foreign custodians which are qualified to act as such under the 1940 Act, in accordance with Rule 17f-5 thereunder.

        The custodial agreement between the Fund and the Custodian requires the Custodian to hold the Fund’s assets in strict segregation; the custodial agreement prohibits commingling of the Fund’s assets with assets owned by the Custodian, and it requires the Custodian to receive and maintain the Fund’s assets in a form and condition that would make them readily identifiable as customer property in an audit or in the event that the Fund appoints a successor custodian.

        In executing portfolio transactions, the Custodian acts as an agent for the Fund, but has no part in the management or investment decisions of the Fund or in the Fund’s general administration. The Custodian does not provide trusteeship protection or protection for investors against possible depreciation of assets.

        The Investment Adviser pays all customary fees and charges of the Custodian incurred by the Fund (See “Management-Investment Adviser” in the Prospectus).

GENERAL INFORMATION

Capitalization

        The Fund’s present authorized capitalization is 500,000,000 shares, $.001 par value per share, divided into two classes consisting of 150,000,000 shares of preferred stock and 350,000,000 shares of common stock. The Fund is currently authorized and has registered to issue an indefinite number of shares of its common stock in the following series: 100,000,000 shares in the Permanent Portfolio; 100,000,000 shares in the Treasury Bill Portfolio; 10,000,000 in the Versatile Bond Portfolio; and 25,000,000 shares in the Aggressive Growth Portfolio. The Fund has not registered the sale of any of its preferred stock and has no plan to do so. Upon issuance and sale, shares of the Fund are fully paid and nonassessable, have no preemptive rights and are freely transferable. Shareholders may require redemption of their shares. See “Redemption of Shares By the Fund.”

        Holders of shares in each Portfolio are entitled to vote separately on any change in the Fund’s investment policy, as provided in Section 13(a) of the 1940 Act and on all matters on which the 1940 Act, other applicable law or the Articles of Incorporation of the Fund require a vote by Portfolios. Otherwise, all Fund shareholders have equal voting rights, vote as a single class and are entitled to one vote per share.

        The Fund will hold an annual meeting of its shareholders in any year in which an annual meeting is required under Maryland law and the charter and bylaws of the Fund. Maryland law and the Fund’s bylaws provide that the Fund is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. In any year in which the election of directors is not presented to its shareholders, the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of any director if requested in writing so to do by the record holders of not less than 10% of its outstanding shares and assist with shareholder communications as required.

        The Fund has no other securities outstanding. However, from time to time, the Board of Directors may authorize the Fund to issue additional shares of common or preferred stock, in series, with such rights and preferences as will be determined by the Board of Directors in authorizing any such shares. Any offering or sale by the Fund of shares of additional series or classes to the public would be subject to effective registration of the shares as necessary under federal and state securities laws.

Regulatory Matters

        In connection with an administrative proceeding (“Proceeding”) commenced in 1997 by the staff of the SEC against the Fund’s former investment adviser and two former officers and directors of the Fund (World, Terry Coxon and Alan Sergy, respectively, collectively, the “Respondents”), an administrative law judge (“Hearing Officer”) ruled in 1999 that the Respondents violated various provisions of the federal securities laws by: (i) improperly charging or causing the Fund (or in certain instances Portfolios of the Fund) to incur expenses; (ii) making misleading statements in the Fund’s registration materials; (iii) using a broker-dealer subsidiary of the Fund’s Permanent Portfolio (WMS) as a principal underwriter for the Fund; (iv) causing WMS to be excessively capitalized; and (v) acquiring a “call option” in 1990 prohibited by the Fund’s fundamental investment policies and managing the investment for the advantage of a client of an officer of the Fund.

        The Hearing Officer ordered that the Respondents: (i) cease and desist from committing further violations; (ii) be suspended from association with any registered investment adviser or investment company for a period of three months; (iii) disgorge $1,608,018; (iv) pay prejudgment interest of $1,236,726; and (v) pay civil penalties of $140,000. Both the Respondents and the staff of the SEC have appealed the Hearing Officer’s decision. The SEC has granted the petitions for review of the Hearing Officer’s decision and has scheduled oral argument relating to such a review for June 25, 2003.

        Under the Fund’s Bylaws, the Fund is obligated in certain circumstances to advance reasonable expenses incurred by its officers and directors (and is permitted in the case of agents, such as the Fund’s investment adviser) in the defense of the Proceeding upon receipt of an undertaking to repay the advances in the event that it is ultimately determined that the person or agent receiving the advance is not entitled to indemnity by reason of having engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his or its duties (an “Undertaking”). The Fund has therefore incurred, and may continue to incur, expenses in connection with the Proceeding, including amounts paid by World to persons who were directors and officers of the Fund for their litigation expenses.

        Since the time of the Hearing Officer’s order, the Fund has not paid or made any additional advances of litigation costs to or on behalf of the Respondents. In addition, the Respondents have not submitted any request for additional advances of litigation expenses. In addition to the receipt of an Undertaking, World has provided the Fund with a security interest in all of its assets and has agreed to make quarterly contributions of $25,000 to a custodial account. In the event that the Proceeding is resolved in favor of the Respondents, the Fund would be obligated to release its security interest and would likely incur additional litigation expenses submitted by World in connection with the Respondents’ appeal of the Hearing Officer’s decision.

        The ultimate outcome of the Proceeding is unknown. The Fund’s Board of Directors will continue to monitor the Proceeding and to take such actions as may be appropriate in the circumstances.

Income Equalization Accounting

        The Fund follows an accounting practice known variously as “equalization” or “income equalization.” When a share in a Portfolio is purchased by an investor, the Portfolio’s undistributed income account is increased by an amount equal to the Portfolio’s undistributed income per share immediately before the purchase. When a share is redeemed, the Portfolio’s undistributed income account is decreased by an amount equal to the Portfolio’s undistributed income per share immediately before the redemption. The effect of income equalization accounting, and the Fund’s purpose for using it, is to prevent purchases and redemptions from influencing a Portfolio’s undistributed net income per share.

Calculations of Performance Data

        From time to time the Fund in accordance with applicable regulations may advertise performance data or reprint material from the Fund’s consultants or other investment authors which contain performance data or represent that consultant’s or author’s views on such matters as portfolio strategy, basic trends in domestic and international finance and on the criteria for evaluating and holding investments. In addition, fund performance may be compared to statistical information and well-known indices of market performance, such as those included in Appendices A and B as described below. Please see “Consultants” in the Prospectus for additional information regarding the Fund’s consultants and material authored by them.

        Dollar Assets. Attached to this SAI as Appendix A are two tables that show the historical performance of various types of dollar assets from December 1981 to January 2003. The dollar assets and their respective sources of data are the following: thirty-year U.S. Treasury bonds (“T-Bonds”), coupon-equivalent yield; twenty-year U.S. Government Agency bonds through January 1995 and thirty-Year U.S. Government Agency bonds through January 1999 (“Agency Bonds”), coupon-equivalent yield; short-term, high-grade corporate bonds (“STHG Bonds”), average of coupon-equivalent yields for corporate bonds with maturities of one to two years and rated “A” or higher by Standard & Poor’s included in the Citigroup Broad Investment-Grade (BIG) Bond Index; ninety-one-day U.S. Treasury bills (“T-Bills”), bank discount rate thereon reported by the Federal Reserve System; three-month banker’s acceptances through June 2000 (“Acceptances”), bank discount rate thereon; three-month bank certificates of deposit (“CDs”), bank discount rate thereon; and overnight repurchase agreements for U.S. Government securities through January 2000 (“Repos”), bank discount rate thereon.

        Table 1 shows, as of the last business day of each month in the period, for T-Bonds, Agency Bonds and STHG Bonds, the respective instrument’s coupon-equivalent yield and annual yield and the current market price of an instrument whose market price was 100 at the end of the preceding month (“Old Bond Price”). Table 2 shows, as of the last business day of each month in the period, the bank discount rate, the annual yield and the market price for T-Bills, Acceptances and CDs and the bank discount rate and annual yield for Repos. All calculations of annual yields assume reinvestment of all interest. For STHG Bonds, the calculation of Old Bond Price assumes a term to maturity of eighteen months.

        Stocks. Attached to this SAI as Appendix B are two tables that show the Dow Jones Industrial Average and the Standard & Poor’s 500 Stock Index daily from January 2, 1990 through January 31, 2003.

        The results shown below do not represent or guarantee the gain or loss to be realized from an investment in the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

        The following tables show the average annual total return for the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio, assuming hypothetical initial investment in shares of $1,000, reinvestment of all dividends and distributions, deduction of all fees and expenses except the $35 one-time account start-up fee, and complete redemption of the investment at the end of the respective periods. Such calculations were made according to the following formula: P(1+T)n = ERV, where P = a hypothetical initial investment in shares of $1,000, T = average annual total return, n = number of years and ERV = ending redeemable value at the end of the respective period of a hypothetical $1,000 investment in shares made at the beginning of the respective period.

Permanent Portfolio

1 year ended January 31, 2003	14.86%
5 years ended January 31, 2003	5.65%
10 years ended January 31, 2003	6.19%
15 years ended January 31, 2003	5.13%
20 years ended January 31, 2003	5.22%
20 years 62 days ended January 31, 2003	5.20%

Treasury Bill Portfolio

1 year ended January 31, 2003	.45%
5 years ended January 31, 2003	3.13%
10 years ended January 31, 2003	3.43%
15 years ended January 31, 2003	4.21%
15 years 250 days ended January 31, 2003	4.22%

Versatile Bond Portfolio

1 year ended January 31, 2003	3.58%
5 years ended January 31, 2003	4.62%
10 years ended January 31, 2003	4.60%
11 years 127 days ended January 31, 2003	4.68%

Aggressive Growth Portfolio

1 year ended January 31, 2003	(26.15)%
5 years ended January 31, 2003	2.61%
10 years ended January 31, 2003	10.40%
13 years 29 days ended January 31, 2003	10.43%

        The yield and effective yield for the Treasury Bill Portfolio for the seven-day period ended January 31, 2003, was .78% and .79%, respectively, assuming a hypothetical preexisting account having a balance of one share at the beginning of the period, reinvestment of all dividends and distributions during the period, deduction of the $1.50 monthly account maintenance fees in proportion to the length of the base period and relative to the size of the account but not deduction of the $35 one-time account start-up fee, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. For yield, that return is annualized; for effective yield, that return is annualized and compounded.

        The thirty-day SEC standardized yield on the Treasury Bill Portfolio and the Versatile Bond Portfolio will be based on a thirty-day (or one month) period and will be computed by dividing the net investment income (i.e., dividends and interest earned during the period less expenses accrued for the period, net of reimbursements) per share earned during the period by the net asset value per share on the last day of the period, using the average number of shares outstanding during the period, deducting the $1.50 monthly account maintenance fees in proportion to the length of the base period and relative to the size of the account but not deducting the $35 one-time account start-up fee, and then annualizing the result. The yield on the Treasury Bill Portfolio and the Versatile Bond Portfolio as so computed for the thirty days ended January 31, 2003, was .82% and 1.48%, respectively.

After-Tax Returns

        The foregoing calculations of return and yield are made in conformity with federal securities rules of uniform application to investment companies regarding the calculation of performance data. Such rules do not take into effect potential federal income tax effects, and as a consequence, the returns and yield set forth do not represent after-tax returns.

        For investors subject to federal income tax, the Fund’s tax planning policies described in the Prospectus under “Distributions and Taxes” may increase an investor’s after-tax return. Such policies operate generally to defer and not eliminate the payment of federal income tax.

        For example, a direct investment in a fixed-dollar instrument yielding currently taxable interest or dividends will result in an investor paying current tax on the entire amount of such interest or dividends without regard to the amount withdrawn in a given year. By contrast, the Fund’s tax planning policies allow a portion of the Fund’s return to be added to the redemption value of its shares which additions are taxable to a shareholder only at the time he redeems his shares. If an investor redeems only a portion of his shares, the tax deferral continues for the rest.

        The successful implementation of such deferral policies can have the effect of deferring an investor’s current exposure to tax under a Systematic Withdrawal Plan. For example, an investor who adopts a strategy of withdrawing each year an amount equal to all of the earnings on his investment in the Fund will be taxed only on that portion of the withdrawal representing deferred gain, and the rest will come as a tax-free return of capital, thus giving the investor more spendable after-tax cash. Similar benefits can be achieved year after year. Investors should note, however, that these benefits are achieved by deferring, not eliminating, the payment of taxes. Thus, the overall benefit may be small if the investor holds all of his shares for only a few years. When he redeems shares, the deferral comes to an end and the deferred gains on those shares become taxable.

        The advantage increases if the investor lets his gains accumulate. The share value can grow year by year, compounding free of current tax until the day the investor chooses to redeem. Letting gains accumulate also gives the investor greater flexibility in his personal tax planning. If the investor is in a low tax bracket in a later year he can redeem his appreciated shares in the Fund to take advantage of the lower tax bracket.

        If the investor uses the Fund as an estate planning tool, the accumulated gains may never be subject to income tax. Generally, when an investment passes to the investor’s heirs on his death, all potential liability for tax on capital gains is left behind. His heirs get a stepped-up basis and can sell the investment without paying tax on the appreciation accumulated during the investor’s lifetime.

        Of course, while the tax-planning advantages of an investment in the Fund may be substantial, in practice, investment yields fluctuate, and it cannot be known in advance what portion of its income a Portfolio will add to share value each year (it is unlikely to add all of it) and what portion the Portfolio will pay out in ordinary dividends. Also, other investments may earn higher before-tax returns by accepting risks that the Fund avoids.

FINANCIAL STATEMENTS

        The financial statements of the Fund as of and for the four years in the period ended January 31, 2003 are incorporated by reference. Such financial statements have been audited by Tait, Weller & Baker, independent auditors, as set forth in their report thereon included therein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The report of Tait, Weller & Baker, dated March 7, 2003, except as to Note 9, which is as of March 28, 2003, on the aforementioned financial statements and financial highlights contains an explanatory paragraph that states that the Securities and Exchange Commission is involved in public administrative and cease-and-desist proceedings against the Fund’s former investment adviser and two of the Fund’s former directors and officers.

        All periods ending prior to February 1, 1999 were audited by other auditors, whose report, dated March 12, 1999, contained an explanatory paragraph that states that the Securities and Exchange Commission is involved in public administrative and cease-and-desist proceedings against the Fund’s former investment adviser and two of the Fund’s former directors and officers.

        The Fund will furnish, without charge, a copy of the Fund’s Annual Report to shareholders for the year ended January 31, 2003, on request to the Shareholder Services Office listed on the front cover.

No person is authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus in connection with the matters described herein and therein. If given or made, such information or representation must not be relied upon as having been authorized.